Exhibit 10.6

Foxtel Management Pty Limited

Each person named in Schedule 1

Deed of Amendment

(Common Terms Deed Poll)

The Allens contact for this document is Morgan Phelan

Allens

Deutsche Bank Place

Corner Hunter and Phillip Streets

Sydney  NSW  2000

T +61 2 9230 4000

F +61 2 9230 5333

www.allens.com.au

© Allens, Australia 2019

Deed of Amendment

Contents
1	Definitions and Interpretation	2

	1.1 Definitions	2

	1.2 Interpretation	3

	1.3 Benefit of Deed Poll	3

2	Amendment of CTDP	3

3	Conditions Precedent	3

4	Finance Document	4

5	Amendments not to effect validity, rights, obligations	4

6	Consents	4

7	Affirmation	4

8	Enforceable nature	5

9	Severability of Provisions	5

10	Governing Law and Jurisdiction	5

11	Counterparts	5

Schedule 1		6

	Guarantors	6

Schedule 2		12

	Amended CTDP	12

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Deed of Amendment

This Deed Poll is made on         15 November                                                                              2019

Parties

1	Foxtel Management Pty Limited (ABN 65 068 671 938) of 5 Thomas Holt Drive, North Ryde, NSW, 2113 in its own capacity (Foxtel); and

2	Each person named in Schedule 1 (each a Guarantor).

Recitals

A	Certain of the Guarantors are party to a Common Terms Deed Poll dated 10 April 2012 in favour of each Finance Party from time to time (the CTDP).

B	The parties to this Deed Poll wish to amend the CTDP on the terms set out in this Deed Poll and be bound by the CTDP as amended.

It is agreed as follows.

1	Definitions and Interpretation

1.1	Definitions

Definitions in the Amended CTDP apply in this Deed Poll unless the context requires otherwise or the relevant term is defined in this Deed Poll and the following definitions apply unless the context requires otherwise.

Amended CTDP means the CTDP as amended in the manner set out in Schedule 2.

Consenting Financier means:

(a)	a Financier whose Financier Representative has given notice to Foxtel before or after this Deed Poll is executed consenting to the amendments made under this Deed Poll; or

(b)	a person who becomes a Financier after this Deed Poll is executed.

Effective Date means the date on which Commonwealth Bank of Australia in its capacity as Facility Agent under each Existing Syndicated Facility confirms receipt of the documents referred to in clause 3 in form and substance satisfactory to it.

Existing Syndicated Facility means each of the following agreements:

(a)	the Syndicated Facility Agreement (for a term facility) dated on or about the date of this Deed Poll between, among others, Foxtel and Commonwealth Bank of Australia (as Facility Agent); and

(b)	the Syndicated Facility Agreement (for a revolving facility) dated on or about the date of this Deed Poll between, among others, Foxtel and Commonwealth Bank of Australia (as Facility Agent).

New Guarantor means each of:

(a)	NXE Australia Pty Limited;

(b)	Fox Sports Australia Pty Limited;

(c)	Binni Pty Limited;

(d)	Fox Sports Venues Pty Limited;

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Deed of Amendment

(e)	Sport by Numbers Pty Limited; and

(f)	Fox Sports Streamco Pty Limited.

1.2	Interpretation

Clause 1.2 (Interpretation) of the Amended CTDP applies as if incorporated in this Deed Poll.

1.3	Benefit of Deed Poll

This Deed Poll is given in favour of each Consenting Financier from time to time and each other Finance Party under that Consenting Financier’s Finance Documents (each a Consenting Finance Party). Each Consenting Finance Party has the benefit of and may enforce this Deed Poll even though it is not a party to, or is not in existence at the time of execution and delivery of this Deed Poll, in relation to the Finance Debt to which that Consenting Finance Party is entitled and each Finance Document under which that Consenting Finance Party has rights, benefits or obligations.

2	Amendment of CTDP

With effect from the Effective Date, the CTDP is amended in the manner set out in Schedule 2 with respect to each Consenting Financier, each of its relevant Finance Documents, the Transactions contemplated by those Finance Documents and each Finance Party under those Finance Document. The CTDP will continue to apply unamended for the benefit of all other Finance Documents, the Transactions contemplated by those Finance Documents and to each Finance Party under those Finance Documents.

3	Conditions Precedent

Foxtel will arrange for each Financier Representative to be provided with copies of the following documents:

(a)	(Verification certificate) a certificate in relation to:

(i)	each Guarantor; and

(ii)	each New Guarantor,

given by a director or secretary of the relevant Guarantor or New Guarantor, substantially in the form of Schedule 6 of the CTDP (or, where the entity is incorporated outside Australia, substantially in the form advised by the legal advisors providing the legal opinion referred to in clause 3(c) in the relevant jurisdiction).

(b)	(Finance Documents) duly executed counterpart of:

(i)	this Deed Poll;

(ii)	a Guarantor Assumption Deed Poll entered into by each New Guarantor;

(iii)	the Working Capital Subordination Deed Poll; and

(iv)	the Subordination Deed entered into by NXE Australia Pty Limited and others on or about the date of this Deed Poll;

(c)

(Senior Debt Nomination Letters) duly executed Senior Debt Nomination Letters (as that term is defined in the Subordination Deed and the Working Capital Subordination Deed Poll, in each case, referred to in clause 3(b)) duly executed by Foxtel nominating each Financier a Senior Lender, each Financier Representative a Senior Lender Representative, each applicable Finance Document a Senior Debt Document and each Financiers’ commitment under each applicable Finance Document (other than a Swap

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Deed of Amendment

Agreement) as Senior Commitments for the purposes of the Subordination Deed and the Working Capital Subordination Deed Poll;

(d)	(Lawyers’ Opinions) legal opinions of:

(i)	Allens, Australian legal advisers to the Guarantors, in respect of this Deed Poll and the Guarantor Assumption Deed Poll referred to in clause 3(b)(ii); and

(ii)	Fennemore Craig, Nevada legal advisers to Century Programming Ventures Corp., in respect of this Deed Poll;

(e)	(Structure diagram) a structure diagram in respect of the NXEA Group;

(f)

(know your customer) evidence of receipt of all “know your customer” documentation which is reasonably required by a Financier Representative in respect of the New Guarantors to permit each Financer to carry out all necessary “know your customer” or other similar checks under all applicable anti-money laundering laws and regulations;

(g)	(Searches) ASIC searches of each Transaction Party incorporated in Australia;

(h)	(Working Capital Facility Agreement) a certified copy of the Working Capital Facility Agreement; and

(i)

(Existing Syndicated Facilities) evidence that all conditions precedent referred to in clause 2 of each Existing Syndicated Facility have been satisfied or waived by Commonwealth Bank of Australia as Facility Agent (other than the condition precedent relating to the Effective Date under this Deed Poll having, or going, to occur).

4	Finance Document

This Deed Poll is a Finance Document for the purposes of the Amended CTDP and each other relevant Finance Document.

5	Amendments not to effect validity, rights, obligations

(a)	The amendments in clause 2 do not affect the validity or enforceability of the CTDP and except as specifically amended by this Deed Poll, the provisions of the CTDP remain in full force and effect.

(b)	Nothing in this Deed Poll:

(i)	prejudices or adversely affects any right, power, authority, discretion or remedy arising under the CTDP before the amendments in clause 2 take effect; or

(ii)	discharges, releases or otherwise affects any liability or obligation arising under the CTDP before the amendments in clause 2 take effect.

6	Consents

Each Guarantor consents to the amendments in clause 2.

7	Affirmation

(a)

Each Guarantor represents and warrants on the date of this Deed Poll and on the date that a Financer becomes a Consenting Financier that all its representations and warranties in clause 4 of the Amended CTDP are true as though they had been made on that date in respect of the facts and circumstances then subsisting.

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(b)	Each Guarantor represents and warrants on the date of this Deed Poll and on the date that a Financier becomes a Consenting Financier that no Event of Default or Potential Event of Default subsists.

(c)

Each Guarantor acknowledges that each Financier is relying on this Deed Poll (and on the representations and warranties in this clause 7) in continuing to provide financial accommodation to each Borrower and in consenting to the amendments in clause 2.

8	Enforceable nature

This Deed Poll is enforceable against each party signing it even if a person named as a party does not sign or this Deed Poll is not enforceable against any person for any reason.

9	Severability of Provisions

Any provision of this Deed Poll which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this Deed Poll nor affect the validity or enforceability of that provision in any other jurisdiction.

10	Governing Law and Jurisdiction

This Deed Poll is governed by the laws of New South Wales. Each Guarantor submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

11	Counterparts

This Deed Poll may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

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Schedule 1

Guarantors

Name	ABN/ACN/ARBN	Address and Notice details

The Foxtel Partnership		Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

The Foxtel Television		Address:	5 Thomas Holt Drive,
Partnership			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Artson System Pty Ltd	054 001 759	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Austar Entertainment Pty	068 104 530	Address:	5 Thomas Holt Drive,
Limited			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Austar Satellite Pty Ltd	080 269 030	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Austar Satellite Ventures	082 617 829	Address:	5 Thomas Holt Drive,
Pty Ltd			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Austar Services Pty Ltd	068 521 880	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Austar United Broadband	089 048 439	Address:	5 Thomas Holt Drive,
Pty Ltd			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

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Austar United	087 695 707	Address:	5 Thomas Holt Drive,
Communications Pty Limited			North Ryde NSW 2113
		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Austar United Holdco1 Pty	093 217 513	Address:	5 Thomas Holt Drive,
Ltd			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Austar United Holdings Pty	146 562 263	Address:	5 Thomas Holt Drive,
Limited			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Austar United Mobility Pty	093 217 522	Address:	5 Thomas Holt Drive,
Ltd			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Century United	069 957 759	Address:	5 Thomas Holt Drive,
Programming Ventures Pty Limited			North Ryde NSW 2113
		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Chippawa Pty. Ltd.	068 943 635	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Continental Century Pay	059 914 840	Address:	5 Thomas Holt Drive,
TV Pty Limited			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

CTV Pty. Ltd.	064 416 128	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Customer Services Pty	76 069 272 117	Address:	5 Thomas Holt Drive,
Limited			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

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Dovevale Pty. Ltd.	068 943 591	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

eisa Finance Pty Limited	086 005 585	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Foxtel Australia Pty	151 691 753	Address:	5 Thomas Holt Drive,
Limited			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Foxtel Cable Television Pty	45 069 008 797	Address:	5 Thomas Holt Drive,
Limited			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Foxtel Finance Pty Limited	151 691 897	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Foxtel Holdings Pty	151 690 327	Address:	5 Thomas Holt Drive,
Limited			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Foxtel Management Pty Limited in its own capacity and as Foxtel Agent and as agent for the Foxtel Television Partnership	65 068 671 938	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113
		Attention:	Chief Operating Officer
		Facsimile:	(02) 9813 7606

Foxtel Media Pty Limited	72 069 279 027	Address:	Level 9
400 George Street
SYDNEY NSW 2000

		Attention:	Head of Media

		Facsimile:	(02) 9223 4851

Ilona Investments Pty. Ltd.	068 943 626	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

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Jacolyn Pty. Ltd.	064 744 869	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Kidillia Pty. Ltd.	068 943 608	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

LGI Bidco Pty Limited	151 767 449	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

LGI Investments 1 Pty	151 765 007	Address:	5 Thomas Holt Drive,
Limited			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

LGI Investments 2 Pty	151 767 421	Address:	5 Thomas Holt Drive,
Limited			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Minorite Pty. Ltd.	068 943 484	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113
		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Presto Entertainment Pty	91 069 619 307	Address:	5 Thomas Holt Drive,
Limited			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Presto TV Pty Limited	56 602 519 700	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Saturn (NZ) Holding	088 052 000	Address:	5 Thomas Holt Drive,
Company Pty Ltd			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

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Selectra Pty. Ltd.	065 367 526	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Sky Cable Pty Limited	14 069 799 640	Address:	Level 5, 2 Holt Street
Surry Hills NSW 2010

		Attention:	Company Secretary

		Facsimile:	(02) 9288 3275

Streamotion Pty Ltd	97 072 725 289	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

STV Pty. Ltd.	065 312 450	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

The Country Music	075 911 554	Address:	5 Thomas Holt Drive,
Channel Pty Limited			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

The Weather Channel	084 205 587	Address:	5 Thomas Holt Drive,
Australia Pty Ltd			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

UAP Australia	083 851 807	Address:	5 Thomas Holt Drive,
Programming Pty Ltd			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Vinatech Pty. Ltd.	065 366 314	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Windytide Pty. Ltd.	068 943 546	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

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Wollongong Microwave Pty	065 146 321	Address:	5 Thomas Holt Drive,
Ltd			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

XYZnetworks Pty Limited	066 812 119	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Century Programming	Not applicable	Address:	5 Thomas Holt Drive,
Ventures Corp.			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

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Schedule 2

Amended CTDP

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Common Terms Deed Poll

NXEA Group

The Allens contact for this document is Alan Maxton

Allens

Deutsche Bank Place

Corner Hunter and Phillip Streets

Sydney  NSW  2000

T +61 2 9230 4000

F +61 2 9230 5333

www.allens.com.au

© Allens, Australia 2019

Allens is an independent partnership operating in alliance with Linklaters LLP.

Common Terms Deed Poll

Contents

1	Definitions and interpretation		1
	1.1	Definitions	1
	1.2	Interpretation	13
	1.3	Inclusive expressions	15
	1.4	Business Day	15
	1.5	Accounting Standards	15
	1.6	Common terms	15
	1.7	Foxtel Agent	16

2	Deed Poll		16
	2.1	Finance Parties and Finance Documents	16
	2.2	Removal of benefit for particular Finance Party	16
	2.3	Power of attorney	16
	2.4	Syndicated Facility Agreements	17
	2.5	Several application of Deed Poll	17

3	Payments		18
	3.1	Payments	18
	3.2	Payments on a Business Day	18
	3.3	Appropriation of payments	18
	3.4	Payments in gross	18
	3.5	Additional payments	18
	3.6	Taxation deduction procedures	19
	3.7	Amounts payable on demand	19
	3.8	Rounding	19

4	Representations and warranties		19
	4.1	Representations and warranties	19
	4.2	Survival and repetition of representations and warranties	23
	4.3	Reliance by Finance Parties	23

5	Undertakings		23
	5.1	Provision of information and reports	23
	5.2	Financial Reports and accounts	24
	5.3	Notices	25
	5.4	Disposal of assets	25
	5.5	Negative pledge	26
	5.6	Financial accommodation	26
	5.7	Insurance	26
	5.8	Restrictions on Distributions	27
	5.9	Restrictions on dealings	27
	5.10	Restrictions on fees	27
	5.11	Payment of Taxes	27
	5.12	Financial Ratios	28
	5.13	Undertakings relating to the Business	29
	5.14	Undertakings relating to structure and corporate matters	29
	5.15	Swap Agreements	30
	5.16	Ranking	31
	5.17	Most favoured status	31
	5.18	Term of undertakings	31

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Common Terms Deed Poll

6	Events of Default		32
	6.1	Events of Default	32
	6.2	Effect of Event of Default	36

7	Financial Calculations		36

8	Guarantee		36
	8.1	Guarantee	36
	8.2	Payment	36
	8.3	Securities for other money	36
	8.4	Amount of Guaranteed Moneys	36
	8.5	Proof by Indemnified Parties	37
	8.6	Avoidance of payments	37
	8.7	Indemnity for avoidance of Guaranteed Moneys	37
	8.8	No obligation to marshal	38
	8.9	Non exercise of Guarantors’ rights	38
	8.10	Principal and independent obligation	38
	8.11	Suspense account	38
	8.12	Unconditional nature of obligations	39
	8.13	No competition	40
	8.14	Continuing guarantee	41
	8.15	Variation	41
	8.16	Judgments	41
	8.17	Additional Guarantors	41
	8.18	Undertakings concerning Additional Guarantors	41
	8.19	Release of Guarantors	42
	8.20	Commodity Exchange Act	42

9	Increased costs and illegality		43
	9.1	Increased costs	43
	9.2	Illegality	44

10	Interest on Overdue Amounts		44
	10.1	Accrual	44
	10.2	Payment	44
	10.3	Rate	45

11	Indemnities		45
	11.1	General indemnity	45
	11.2	Continuing indemnities and evidence of loss	45

12	Tax, costs and expenses		46
	12.1	Tax	46
	12.2	Costs and expenses	46
	12.3	GST	46

13	Saving provisions		47
	13.1	No merger of security	47
	13.2	Exclusion of moratorium	47
	13.3	Conflict	48
	13.4	Consents	48
	13.5	Principal obligations	48
	13.6	No Obligation to marshal	48
	13.7	Non avoidance	48

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Common Terms Deed Poll

13.8	Set off authorised	48
13.9	Certificates and approvals	49
13.10	No reliance or other obligations and risk assumption	49

14	Assignments	49

15	General	49
15.1	Notices	49
15.2	Governing law and jurisdiction	51
15.3	Prohibition and enforceability	52
15.4	Waivers	52
15.5	Variation	52
15.6	Cumulative rights	52
15.7	Counterparts	52
15.8	Attorneys	53
15.9	U.S. Patriot Act	53
15.10	No Fiduciary Relationship	53
15.11	Sanctions	53
15.12	Acknowledgement regarding any Supported QFCs	54

16	Confidentiality	55
16.1	Confidentiality	55
16.2	Permitted disclosure	55
16.3	Survival of obligation	56

17	PPSA	56

18	Determination of Majority Financiers	56

19	Disenfranchisement for certain Debt Purchase Transactions	57

Schedule 1		59
	Guarantors	59

Schedule 2		65
	Form of Finance Party Nomination Letter	65

Schedule 3		66
	Group Structure Diagram	66

Schedule 4		67
	Compliance Certificate	67

Schedule 5		69
	Form of Guarantor Assumption Deed Poll	69

Schedule 6		71
	Form of Additional Guarantor Verification Certificate	71

Schedule 7		72
	Form of Deed of Release	72

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Common Terms Deed Poll

This Deed Poll is made on 10 April 2012, as amended on or about ____________ 2019

Parties

1	NXE Australia Pty Limited ACN 625 190 990 of 5 Thomas Holt Drive, North Ryde, NSW (NXEA);

2	Foxtel Management Pty Limited ABN 65 068 671 938 of 5 Thomas Holt Drive, North Ryde, NSW, 2113 in its own capacity (Foxtel); and

3	Each entity listed in Schedule 1 (each an Initial Guarantor).

Recitals

A	The Finance Parties have or may from time to time provide financial accommodation to Foxtel, Foxtel Finance or the Guarantors.

B	Foxtel, Foxtel Finance and the Guarantors enter into this Deed Poll for valuable consideration.

C

        It is a condition to the obligation of the Finance Parties to extend or continue extending financial accommodation to or at the         request of the Borrowers that NXEA, Foxtel, Foxtel Finance and the other Initial Guarantors enter into this Deed Poll.

It is agreed as follows.

1	Definitions and interpretation

1.1	Definitions

In this Deed Poll:

Accounting Standards means accounting standards, principles and practices applying by law or otherwise generally accepted, and consistently applied, in Australia.

Additional Guarantor means a person who becomes an additional guarantor in accordance with clause 8.17.

Approved Auditor means:

(a)        PricewaterhouseCoopers;

(b)        KPMG;

(c)        Ernst & Young;

(d)        Deloittes; or

(e)        such other firm of chartered accountants as is approved by the Majority Financiers (acting reasonably).

Approved Hedging Policy means the latest hedging policy provided to the Financier Representatives on or prior to the Effective Date, as amended, replaced or updated by the delivery of a new hedging policy under clause 5.1(f).

ASIC means the Australian Securities and Investments Commission.

Associate means an associate as defined in section 318 of the Tax Act of:

(a)        a Transaction Party; or

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Common Terms Deed Poll

(b)         a Shareholder,

other than a member of the NXEA Group.

Auditor means, in relation to the NXEA Consolidated Group, the Approved Auditor from time to time selected as its auditor by NXEA.

Authorisation means:

(a)         any consent, registration, filing, agreement, notice of non-objection, notarisation, certificate, licence, approval, permit,               authority or exemption; or

(b)         in relation to anything which a Government Agency may prohibit or restrict within a specific period, the expiry of that              period without intervention or action or notice of intended intervention or action.

Bill means a bill of exchange as defined in the Bills of Exchange Act 1909 (Cth).

Borrower means, in relation to a Finance Document, each member of the NXEA Group who incurs liability (otherwise than under a Guarantee) in respect of Finance Debt (actually or contingently):

(a)         as a borrower under a credit or other borrowing facility made available to it under that Finance Document;

(b)         as the person for whose account a Guarantee is issued under that Finance Document;

(c)         if that Finance Document is a Swap Agreement, as the counterparty under that Swap Agreement and any transaction              entered into under that Swap Agreement; or

(d)         as the counterparty under that Finance Document,

in each case whether as an original party to that Finance Document or as a party who has acceded to or otherwise become bound by that Finance Document in accordance with its terms.

Business means the business, conducted from time to time by the NXEA Group, of video entertainment and related services for delivery on any form of technology for which subscribers must pay a fee (other than in respect of the retransmitted national and commercial television broadcast services) and/or the provision of telecommunications services, together with the ability to make the services it provides available on a wholesale basis including to infrastructure operators.

Business Day means a day on which banks are open for business in Sydney excluding a Saturday, Sunday or public holiday.

Calculation Date means the last day of each March, June, September and December.

Calculation Period means a 12 month period ending on a Calculation Date.

Cash means, as at any Calculation Date, the amount of cash and cash equivalents as at such Calculation Date and as shown in the Compliance Certificate delivered under clause 5.1 for that Calculation Date (as supported by the relevant accounts), which are freely available to a member of the NXEA Consolidated Group (without having any obligation to be applied) for the repayment of Finance Debt on that date.

Change in Law means the commencement of, introduction of or change in any law, regulation, treaty, order or official directive or request including any law with regard to capital adequacy, prudential limits, liquidity, reserve requirement ratio, liquidity ratio, liabilities ratio or other requirement or restriction (which, if not having the force of law, would be complied with by a responsible financial institution) which:

(a)         occurs after the Effective Date; and

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Common Terms Deed Poll

(b)         does not relate to a change in Tax imposed on the overall net income of a Financier.

Commitment means in relation to a Finance Document, the aggregate principal amount of financial accommodation which a Financier or group of Financiers has committed to provide to a Borrower under that Finance Document (excluding any commitment in respect of a Swap Agreement).

Compliance Certificate means a certificate in the form of schedule 4.

Control means control as defined in section 50AA of the Corporations Act.

Controller has the meaning given to the word ‘controller’ in the Corporations Act.

Corporations Act means the Corporations Act 2001 (Cth).

Customer Services means Customer Services Pty Limited (ACN 069 272 117).

Deed of Release means a deed of release substantially in the form of schedule 7.

Default means:

(a)         an Event of Default; or

(b)         a Potential Event of Default.

Distribution means any payment or distribution (in cash or in kind), including by interest, dividend, return of capital, repayment or redemption, to or for the benefit of any Shareholder or Associate of any of them (other than a member of the NXEA Group), but excluding any payment made as consideration for the supply of goods or services by any Shareholder or Associate which is not made in excess of a payment on arms length commercial terms.

Dollars, A$ and $ means the lawful currency of the Commonwealth of Australia.

EBITDA means, in respect of any period, the total amount of consolidated earnings before:

(a)         interest;

(b)         Tax;

(c)         depreciation and amortisation;

(d)         any amounts relating to the impairment of assets;

(e)         items of income or expense which are considered to be outside the ordinary course of business and are regarded              as ‘exceptional items’ or ‘significant items’ (or another term in place of that term) in the accounts; and

(f)          fair value adjustments of financial derivatives that are not effective hedging instruments under the Accounting Standards,

of the NXEA Consolidated Group as shown in the most recent Compliance Certificate delivered under clause 5.1 for that period, as supported by the relevant accounts. However, EBITDA will be adjusted for non-cash amortisation changes in accounting estimates in relation to the change from straight line to accelerated amortisation for certain entertainment programming inventory provided that such adjustment in aggregate in any financial year is no greater than as outlined in the table below:

Financial year	Financial year	Financial year	On and from
2020	2021	2022	financial year
			2023

A$62m	A$30m	A$12m	Nil

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Common Terms Deed Poll

For the avoidance of doubt, in respect of any securitisation, factoring or similar financing of receivables, EBITDA shall not double count the income from such program and the receivables the subject thereof.

EBITDA of the NXEA Group has the meaning given to ‘EBITDA’ but as if the reference to ‘NXEA Consolidated Group’ in that definition is to ‘NXEA Group’.

Effective Date has the meaning given to that term in the Deed of Amendment (Common Terms Deed Poll) dated on or about _______________2019 between, among others, Foxtel and each other person named in Schedule 1 thereto.

Encumbrance means an interest or power:

(a)	reserved in or over an interest in any asset including any retention of title; or

(b)	created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

by way of, or having similar commercial effect to, security for the payment of a debt, any other monetary obligation or the performance of any other obligation, and includes any agreement to grant or create any of the above.

For the avoidance of doubt, it excludes an interest that is a ‘security interest’ for the purposes of section 12(3) of the PPSA if that interest does not in substance secure payment of money or performance of an obligation.

Environmental Law means any law, whether statute or common law including regulations, relating to environmental matters, and includes any law concerning land use, development, pollution, waste disposal, toxic and hazardous substances, conservation of natural or cultural resources and resource allocation (including any law relating to exploration for, or development or exploitation of, any natural resource), use of dangerous goods, the protection of human health or any other aspect of protection of the environment.

Equity means amounts provided, or to be provided, by a Shareholder to NXEA by way of:

(a)	subscription for shares;

(b)	Subordinated Debt; or

(c)	such other form agreed by the Majority Financiers.

Establishment Agreement means:

(a)	the FOXTEL Television Partnership Agreement;

(b)	the FOXTEL Partnership Agreement; and

(c)	the Management Agreement dated 14 April 1997 between the FOXTEL Television Partnership, FOXTEL and FOXTEL Cable as amended from time to time.

Event of Default means any event specified in clause 6.1 or any other event agreed in writing to be an Event of Default for the purposes of this Deed Poll by Foxtel and the Financier Representatives.

Excluded Tax means:

(a)	GST;

(b)

a Tax imposed upon any Finance Party as a result of that person not providing any of its name, address, tax file number, Australian Business Number, registration number or similar details or relevant tax exemption or similar details when requested by Foxtel; or

(c)	a Tax imposed by any jurisdiction on the net income of any Finance Party.

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Common Terms Deed Poll

Finally Paid means, in respect of the Guaranteed Moneys or any other monetary liability:

(a)	payment or satisfaction of it in full and at the time of payment or satisfaction there are no reasonable grounds for suspecting that the payer is insolvent or would become insolvent; or

(b)

payment or satisfaction of it in full and if at the time of payment or satisfaction there are reasonable grounds for suspecting that the payer is insolvent or would become insolvent, during the 6 month period from and including the day after the payment or satisfaction, no person, including a Transaction Party, liquidator, provisional liquidator, administrator, official manager, trustee in bankruptcy, receiver, receiver and manager, other controller (as defined in the Corporations Act) or similar official, exercises a right to recoup or claim repayment of any part of the amount paid or satisfied, whether under the laws of preferences, fraudulent dispositions or otherwise.

Finance Debt means any debt or other monetary liability in respect of moneys borrowed or raised or any financial accommodation including under or in respect of any:

(a)	bill of exchange, bond, debenture, note or similar instrument;

(b)	acceptance, endorsement or discounting arrangement;

(c)	Guarantee;

(d)	Swap Agreement;

(e)

lease or hire purchase contract, which would, in accordance with the Accounting Standards be treated as a finance or capital lease but excludes any indebtedness in respect of any lease or hire purchase contract which, in accordance with the Accounting Standards prior to 1 January 2019, would have been treated as an operating lease (and for the avoidance of doubt, any change to this treatment pursuant to AASB16 applying after 1 January 2019 shall be ignored);

(f)	agreement for the deferral (of at least 120 days) of a purchase price or other payment in relation to the acquisition of any asset or service;

(g)	obligation to deliver goods or provide services paid for in advance by any financier; or

(h)	agreement for the payment of capital or premium on the redemption of any preference shares;

and irrespective of whether the debt or liability:

(i)	is present or future;

(j)	is actual, prospective, contingent or otherwise;

(k)	is at any time ascertained or unascertained;

(l)	is owed or incurred alone or severally or jointly or both with any other person; or

(m)	comprises any combination of the above,

but excluding:

(n)	any debt or monetary liability in respect of any trade payables facility or arrangement that is non-recourse to the Transaction Parties (other than customary non-recourse exceptions); and

(o)	any securitisation, factoring or similar financing of receivables that is non-recourse to the Transaction Parties (other than customary non-recourse exceptions).

Finance Document means:

MSPS 506823722v11 205151388 15.11.2019	page 5

Common Terms Deed Poll

(a)	this Deed Poll;

(b)	any Guarantee Assumption Deed Poll;

(c)	with respect to a Financier or its Financier Representative:

(i)	each document designated as such in a Finance Party Nomination Letter (which may include a Syndicated Facility Agreement or a Swap Agreement); and

(ii)	each other document which Foxtel and that Financier or its Financier Representative may from time to time agree is a Finance Document;

(d)	any Deed of Release; and

(e)	any other document or agreement entered into or given under or in connection with, or for the purpose of amending or novating, any of the above.

Finance Party means:

(a)	any Financier Representative; or

(b)	any Financier,

unless they have ceased to be a Finance Party in accordance with this Deed Poll.

Finance Party Nomination Letter means, in relation to a Finance Party, a letter substantially in the form of schedule 2.

Financial Report means, in relation to an entity, the following financial statements and information in relation to the entity:

(a)	a statement of financial performance;

(b)	a statement of financial position; and

(c)	a statement of cashflows.

Financial Ratio means an undertaking described at clause 5.12.

Financier means each person designated as a ‘Financier’ in a Finance Party Nomination Letter.

Financier Representative means, in relation to a Financier:

(a)	the person designated as that Financier’s Financier Representative in the relevant Finance Party Nomination Letter; or

(b)	if no such person is designated, that Financier.

Foxtel Agent means Foxtel Management Pty Limited as agent for the Partners as a partnership carrying on the business of the Foxtel Partnership.

Foxtel Cable means Foxtel Cable Television Pty Limited (ACN 069 008 797).

Foxtel Media means Foxtel Media Pty Limited (ABN 72 069 279 027) (formerly Telstra Media Pty Limited).

Foxtel Partnership means the partnership constituted by the Foxtel Partnership Agreement.

Foxtel Partnership Agreement means the partnership agreement dated 14 April 1997 as amended and restated on 3 December 1998 and 3 April 2018 between each Partner and the Foxtel Agent.

Foxtel Television Partnership means the partnership constituted by the Foxtel Television Partnership Agreement.

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Common Terms Deed Poll

Foxtel Television Partnership Agreement means the partnership agreement dated 14 April 1997 as amended and restated on 3 December 1998 and 3 April 2018 between each Partner and Foxtel Cable.

Funding Period means any interest period, funding period or other period (whatever called) by reference to which interest rates applicable to any financial accommodation provide under a Finance Document are calculated or determined.

Good Business Practice means the exercise of the standard of skill, prudence and operating, management and business practice which would reasonably and ordinarily be expected from a skilled and experienced owner and operator engaged in the same business as the Business under similar circumstances.

Government Agency means any government or any governmental, semi governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity.

Group Structure Diagram means the group structure diagram in schedule 3, as amended or updated by the delivery of a new diagram under clause 5.1(e).

GST means the goods and services tax levied under the GST Act.

GST Act means a New Tax System (Goods and Services Tax) Act 1999 (Cth).

Guarantee means any guarantee, suretyship, letter of credit, letter of comfort or any other obligation:

(a)

to provide funds (whether by the advance or payment of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment or discharge of;

(b)	to indemnify any person against the consequences of default in the payment of; or

(c)	to be responsible for,

any debt or monetary liability of another person or the assumption of any responsibility or obligation in respect of the insolvency or the financial condition of any other person.

Guarantee Assumption Deed Poll means a deed poll substantially in the form of schedule 5.

Guaranteed Moneys means all debts and monetary liabilities of each Transaction Party to the Finance Parties under or in relation to any Finance Document and in any capacity, irrespective of whether the debts or liabilities:

(a)	are present or future;

(b)	are actual, prospective, contingent or otherwise;

(c)	are at any time ascertained or unascertained;

(d)	are owed or incurred by or on account of any Transaction Party alone, or severally or jointly with any other person;

(e)	are owed to or incurred for the account of any Finance Party alone, or severally or jointly with any other person;

(f)	are owed to any other person as agent (whether disclosed or not) for or on behalf of any Finance Party;

(g)

are owed or incurred as principal, interest, fees, charges, taxes, duties or other imposts, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account;

(h)	are owed to or incurred for the account of any Finance Party directly or as a result of:

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Common Terms Deed Poll

(i)	the assignment or transfer to any Finance Party of any debt or liability of any Transaction Party (whether by way of assignment, transfer or otherwise); or

(ii)	any other dealing with any such debt or liability;

(i)

are owed to or incurred for the account of a Finance Party before the Effective Date, or before the date of any assignment of any Finance Document to any Finance Party by any other person or otherwise; or

(j)	comprise any combination of the above.

Guarantor means:

(a)	any Initial Guarantor; or

(b)	any Additional Guarantor,

who has not ceased to be a Guarantor in accordance with clause 8.19 of this Deed Poll.

Indemnified Party means any Finance Party and, for the purposes of clause 11 only, includes each affiliate, director, officer, employee or agent of or advisor to a Finance Party.

Insolvency Event means an event described in clause 6.1(f) or (g).

Insurance means the insurances required to be taken out under clause 5.7.

Intellectual Property means:

(a)	all trade secrets, confidential information, know-how, patents, trade marks, designs, service marks, business names, copyright and computer programmes which are material to the Business; and

(b)	any interest (including by way of licence) in any of the above,

in each case whether registered or not and including all applications for same.

Interest Cover Ratio means, in respect of any period ending on a Calculation Date, the ratio of A:B where:

‘A’	is EBITDA for that period; and

‘B’	is Interest Service for that period.

For the purpose of calculating the Interest Cover Ratio, if any Transaction Party or other member of the NXEA Consolidated Group acquires or disposes of any entity or business or part of a business during any relevant Calculation Period, EBITDA and Interest Service for such period shall be determined on a pro forma basis assuming that such acquisition or disposal had occurred as of the first day of that Calculation Period.

Any such pro forma adjustment shall be disclosed in the Compliance Certificate relating to that Calculation Period.

Interest Expenses means interest and amounts in the nature of, or having a similar purpose or effect to, interest and includes:

(a)	discount on a Bill or other instrument;

(b)	fees and amounts incurred on a regular or recurring basis, such as line fees; and

(c)	capitalised amounts of the same or similar name to the foregoing.

Interest Service means, in respect of any period, without double counting:

(a)

the aggregate amount of all Interest Expenses, rentals, any other recurrent payments of a similar nature (including gross-ups and increased cost payments) and any other recurring fees, costs and expenses paid during that period, in each case under or in relation to any

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Common Terms Deed Poll

Finance Debt of any member of the NXEA Consolidated Group including cash interest paid (but not capitalised interest) on any Subordinated Debt but which shall not include any such payments in respect of transactions between any 2 members of the NXEA Consolidated Group;

plus or minus

(b)	the net amount of any difference between payments by or to a Transaction Party under the Swap Agreements relating to interest rates during that period;

minus

(c)

the aggregate amount of interest or amounts in the nature of interest or of similar effect to interest received by a member of the NXEA Consolidated Group (excluding any such amount received from another member of the NXEA Consolidated Group); and

(d)	any early termination costs in relation to a Swap Agreement.

Ipso Facto Event means a Borrower is the subject of:

(a)	an announcement, application, compromise, arrangement, managing controller, or administration as described in section 415D(1), 434J(1) or 451E(1) of the Corporations Act; or

(b)	any process which under any law with a similar purpose may give rise to a stay on, or prevention of, the exercise of contractual rights.

Loss means any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment.

Majority Financiers means at any time, one or more Financiers whose aggregate Commitments are 66.67% or more of the total Commitments of all Financiers at that time, as determined in accordance with clause 18.

Material Adverse Effect means a material adverse effect upon:

(a)	the ability of a Transaction Party to perform any of its obligations (other than any immaterial obligation) under any Finance Document;

(b)	the rights and remedies of a Finance Party under the Finance Documents;

(c)	the validity or enforceability of the whole or any material part of a Finance Document; or

(d)	the assets, business, operations or financial condition of the NXEA Group as a whole.

Material Document means:

(a)	any Finance Document;

(b)	each Establishment Agreement; and

(c)	any other document as agreed by Foxtel and a Financier Representative.

Net Debt means, as at any Calculation Date, the aggregate amount of all Finance Debt of the NXEA Consolidated Group on a consolidated basis as shown in the Compliance Certificate delivered under clause 5.1 for that Calculation Date, as supported by the relevant accounts (after taking into account the marked to market value of any foreign currency exchange hedging transactions (or, if any actual amount is due as a result of the termination or close-out of any such hedging transaction, that amount)) excluding Subordinated Debt and any non-interest bearing current liabilities existing at the Effective Date owed to an Associate or a Shareholder up to an aggregate amount not exceeding $25,000,000 and less an amount equal to Cash as at such Calculation Date.

Net Debt to EBITDA Ratio means, in relation to any Calculation Date, the ratio of A:B where:

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Common Terms Deed Poll

‘A’	is Net Debt on that Calculation Date; and

‘B’	is EBITDA for the Calculation Period ending on that Calculation Date.

For the purpose of calculating the Net Debt to EBITDA Ratio, if any Transaction Party or other member of the NXEA Consolidated Group acquires or disposes of any entity or business or part of a business during any relevant Calculation Period, EBITDA for such period shall be determined on a pro forma basis assuming that such acquisition or disposal had occurred as of the first day of that Calculation Period.

Any such pro forma adjustment shall be disclosed in the Compliance Certificate relating to that Calculation Period.

News Corp means News Corporation or one of its wholly owned Subsidiaries.

NXEA Consolidated Group means NXEA and its Subsidiaries from time to time.

NXEA Group means:

(a)	NXEA;

(b)	Foxtel Media;

(c)	Fox Sports Australia Pty Limited (ACN 065 445 418);

(d)	Sky Cable;

(e)	the Foxtel Partnership;

(f)	the Foxtel Television Partnership;

(g)	Foxtel Management Pty Limited, in its own capacity, as Foxtel Agent and as agent for the Foxtel Television Partnership;

(h)	Foxtel Cable;

(i)	Customer Services;

(j)	Streamotion;

(k)	Presto Entertainment;

(l)	Foxtel Holdings Pty Limited (ACN 151 690 327);

(m)	Presto TV Pty Limited (ACN 602 519 700); and

(n)	each wholly-owned subsidiary of each of the entities described at paragraphs (a) to (m) above.

Officer means:

(a)

in relation to a Transaction Party or a Shareholder, a director or a secretary, or a person notified to be an authorised officer, of the Transaction Party or Shareholder (as the case may be) or in the case of the Foxtel Partnership and the Foxtel Television Partnership, a director or a secretary or a person notified to be an authorised officer of the Foxtel Agent; and

(b)

in relation to a Finance Party, any person whose title includes the word ‘Director’, ‘Managing Director’, ‘Head’, ‘Executive’, ‘Manager’ or ‘Vice President’, and any other person appointed by the Finance Party to act as its authorised officer for the purposes of the Finance Documents.

Partner means:

(a)	Sky Cable; or

(b)	Foxtel Media.

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Common Terms Deed Poll

Partnership Property means, in respect of a Partner, all of the present and future undertakings, assets and rights of that Partner in and to the undertakings, assets and rights of the Foxtel Partnership or the Foxtel Television Partnership (as applicable).

Permitted Distribution means a Distribution made where the conditions in clause 5.8 are satisfied.

Permitted Encumbrance means:

(a)	a lien arising by operation of law in the ordinary course of its business securing:

(i)	an obligation that is not yet due; or

(ii)	if due but unpaid, indebtedness which is being contested in good faith;

(b)	retention of title arrangements entered into in the ordinary course of its ordinary business for a period of less than 120 days;

(c)	an Encumbrance over or affecting any asset acquired by a member of the NXEA Group after the Effective Date if:

(i)	it was not created in contemplation of the acquisition of that asset by a member of the NXEA Group;

(ii)	the principal amount secured has not been increased in contemplation of, or since the acquisition of that asset by a member of the NXEA Group; and

(iii)	it is removed or discharged within 3 months of the date of acquisition of such asset;

(d)

an Encumbrance over or affecting any asset of an entity which becomes a member of the NXEA Group after the Effective Date, where the Encumbrance is created prior to the date on which that entity becomes a member of the NXEA Group, if:

(i)	it was not created in contemplation of the acquisition of that entity by a member of the NXEA Group;

(ii)	the principal amount secured has not been increased in contemplation, or since the acquisition, of that asset by a member of the NXEA Group; and

(iii)	it is removed or discharged within 3 months of the date of acquisition of such entity;

(e)

any other Encumbrance securing Finance Debt provided the aggregate principal amount of Finance Debt having the benefit of all such Encumbrances and any Permitted Financial Accommodation referred to in paragraph (g) of that definition does not exceed 10% of Total Assets of the NXEA Consolidated Group at that time; or

(f)	an Encumbrance created or existing with the consent of the Majority Financiers.

Permitted Financial Accommodation means any financial accommodation provided by a Transaction Party:

(a)	under the Finance Documents;

(b)	to another Transaction Party or a member of the NXEA Group;

(c)	which is funded by Equity;

(d)	in respect of the performance of the obligations of another Transaction Party or a member of the NXEA Group;

(e)	with the prior written consent of the Majority Financiers;

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Common Terms Deed Poll

(f)

to customers in the ordinary course of business and on arms length commercial terms provided that such financial accommodation does not constitute consumer credit which is available to its customers generally and is regulated by the National Credit Code; or

(g)

otherwise where the aggregate principal amount provided and any Finance Debt secured by a Permitted Encumbrance referred to in paragraph (e) of that definition does not exceed 10% of Total Assets of the NXEA Consolidated Group at that time.

Potential Event of Default means any thing which would become an Event of Default on the giving of notice (whether or not notice is actually given), the expiration of time or any combination of the above.

Power means any right, power, authority, discretion or remedy conferred on any Indemnified Party by any Finance Document or any applicable law.

PPSA means the Personal Property Securities Act 2009 (Cwth).

Presto Entertainment means Presto Entertainment Pty Limited (ABN 91 069 619 307) (formerly The Racing Channel Cable-TV Pty Limited).

Related Body Corporate means a ‘related body corporate’ as that expression is defined in section 50 of the Corporations Act but as if “body corporate” included any trust, partnership or other entity.

Same Day Funds means immediately available cleared funds.

Shareholder means:

(a)	Telstra; or

(b)	News Corp.

Sky Cable means Sky Cable Pty Limited (ABN 14 069 799 640).

Streamotion means Streamotion Pty Ltd (ABN 97 072 725 289) (formerly Artist Services Cable Management Pty Limited).

STU means set top unit (including a refurbished or rebirthed set top unit).

Subordinated Debt means, at any time:

(a)	Finance Debt of any member of the NXEA Group which is the subject of a Subordination Deed; or

(b)	Finance Debt under the Working Capital Facility Agreement which has been converted to Subordinated Debt under the terms of the Working Capital Subordination Deed Poll.

Subordination Deed means:

(a)	the Subordination Deed Poll so entitled dated on or about the Effective Date between News Pty Limited and NXEA; or

(b)	any other subordination deed or deed poll in a form approved by the Majority Financiers,

under which the Finance Debt provided to a Transaction Party is subordinated to all other Finance Debt provided under the Finance Documents.

Subsidiary means a subsidiary as defined in section 46 of the Corporations Act but as if “body corporate” included any trust, partnership or other entity.

Swap Agreement means each interest rate or foreign exchange transaction, including any master agreement and any transaction or confirmation under it, entered into by a Transaction Party.

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Common Terms Deed Poll

Syndicated Facility Agreement means each Finance Document which is designated as a ‘Syndicated Facility Agreement’ in a Finance Party Nomination Letter.

Tax means:

(a)	any tax including the GST, levy, charge, impost, duty, fee, deduction, compulsory loan or withholding; or

(b)	any income, stamp or transaction duty, tax or charge,

which is assessed, levied, imposed or collected by any Government Agency and includes any interest, fine, penalty, charge, fee or other amount imposed on or in respect of any of the above.

Tax Act means the Income Tax Assessment Act 1936 (Cth) or the Income Tax Assessment Act 1997 (Cth), as applicable.

Tax Invoice includes any document or record treated by the Commissioner of Taxation as a tax invoice or as a document entitling a recipient to an input tax credit.

Telstra means Telstra Corporation Limited (ABN 33 051 775 556).

Total Assets means at any time the aggregate book value of all of the assets of the relevant entity or entities at that time.

Transaction Party means:

(a)	NXEA;

(b)	Foxtel;

(c)	a Borrower;

(d)	a Guarantor; or

(e)	any other Transaction Party, now or in the future, defined as such in a Finance Document.

Transactions means the transactions contemplated by the Finance Documents.

wholly-owned subsidiary has the meaning given to that expression in the Corporations Act.

Working Capital Facility Agreement means the agreement so entitled dated 24 July 2019 between FS (Australia) I Pty Limited and the Foxtel Agent.

Working Capital Subordination Deed Poll means the deed poll so entitled dated on or about the Effective Date between FS (Australia) I Pty Limited and the Foxtel Agent.

1.2     Interpretation

In a Finance Document, headings and bold type are for convenience only and do not affect the interpretation of a Finance Document and, unless the context otherwise requires:

(a)	words importing the singular include the plural and vice versa;

(b)	words importing a gender include any gender;

(c)	other parts of speech and grammatical forms of a word or phrase defined in this Deed Poll have a corresponding meaning;

(d)	an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any Government Agency;

(e)

a reference to any thing (including any right) includes a part of that thing but nothing in this clause 1.2(e) implies that performance of part of an obligation constitutes performance of the obligation;

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Common Terms Deed Poll

(f)

a reference to a clause, party, annexure, exhibit or schedule is a reference to a clause of, and a party, annexure, exhibit and schedule to, a Finance Document and a reference to a Finance Document includes any annexure, exhibit and schedule to that Finance Document;

(g)

a reference to a statute, regulation, proclamation, ordinance or by law includes all statutes, regulations, proclamations, ordinances or by laws amending, consolidating or replacing it, whether passed by the same or another Government Agency with legal power to do so, and a reference to a statute includes all regulations, proclamations, ordinances and by laws issued under that statute;

(h)	a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

(i)	a reference to a party to a document includes that party’s successors and permitted assigns;

(j)	a reference to an agreement other than a Finance Document includes an undertaking, deed, agreement or legally enforceable arrangement or understanding whether or not in writing;

(k)	a reference to an asset includes all property of any nature, including a business, and all rights, revenues and benefits;

(l)

a reference to liquidation includes official management, appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding up, dissolution, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or any similar procedure or, where applicable, changes in the constitution of any partnership or person, or death;

(m)	a reference to a document includes any agreement in writing, or any certificate, notice, instrument or other document of any kind;

(n)	no provision of a Finance Document will be construed adversely to a party solely on the ground that the party was responsible for the preparation of that Finance Document or that provision;

(o)	a covenant or agreement on the part of two or more Transaction Parties binds them jointly and severally;

(p)	references to time are to Sydney time;

(q)

unless the contrary intention appears, any provision of a Finance Document which specifies a particular day on which a calculation is to be made or an obligation performed, will be construed as requiring that calculation to be made or that obligation to be performed at or before 5.00pm on that day;

(r)	a reference in a Finance Document to:

(i)	amendment includes a supplement, novation, restatement or modification and ‘amended’ is to be construed accordingly;

(ii)

continuing, in relation to a Default, indicates a Default that has not been remedied or waived in writing by the relevant Financier Representative in accordance with the terms of the relevant Finance Documents;

(iii)	disposal includes a sale, assignment, grant, transfer, lease, declaration of trust or an act of similar effect; and

(iv)	undertaking, assets and rights includes a reference to all real and personal property, choses in action, goodwill and uncalled and called, but unpaid capital;

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(s)

a statement by a person that any information or matter is the case ‘to the best of its knowledge and belief’ means that such person has taken all reasonable care to ensure that such information or matter is in fact the case and that such person is not aware of any other information or matter that could affect the accuracy of such information or matter;

(t)

where an act is required to be performed promptly, it shall be performed within as short a period as reasonably possible from the moment when the act could reasonably be performed, taking into account all of the circumstances;

(u)

a Financial Ratio is finally determined when it is set out in a Compliance Certificate which has been delivered in accordance with this Deed Poll, and final determination will be construed accordingly;

(v)	for the purposes of:

(i)	making a representation or warranty;

(ii)	complying with any notification requirement or other undertaking; or

(iii)	determining whether a Default has occurred,

the value of any relevant transaction, event or other thing which is not denominated in Dollars, shall be taken into account as if the value of that transaction, event or other thing were converted into Dollars on the relevant date; and

(w)	a reference to remedying a Default includes overcoming its consequences.

1.3     Inclusive expressions

Specifying anything in a Finance Document after the words ‘includes’ or ‘for example’ or similar expressions does not limit what else is included unless there is express wording to the contrary.

1.4     Business Day

Subject to clause 3.2, where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the preceding Business Day.

1.5     Accounting Standards

(a)	Any accounting practice or concept relevant to the Finance Documents is to be construed or determined in accordance with the Accounting Standards.

(b)

If, in the reasonable opinion of Foxtel or the Majority Financers, any changes after the Effective Date to Accounting Standards materially alter the effect of the Financial Ratios or the related definitions, Foxtel and the Majority Financiers will negotiate in good faith to amend the relevant Financial Ratios and definitions so that they have an effect comparable to that which the Financial Ratios or related definitions would have had under current Accounting Standards before the adoption of the relevant change or changes to Accounting Standards.

(c)

If the amendments are not agreed within 30 days of the date on which such changes to Accounting Standards take effect (or any longer period agreed between Foxtel and the Majority Financiers) then NXEA will provide with its Financial Reports any reconciliation statements (audited, where applicable) necessary to enable calculations based on Accounting Standards as they were before those changes and the changes will be ignored for the purposes of the Finance Documents.

1.6     Common terms

Unless the contrary intention appears:

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(a)	a term used in any other Finance Document or in any notice given in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Deed Poll; and

(b)

if there is an inconsistency between this Deed Poll and any other Finance Document, this Deed Poll will prevail unless the other Finance Document includes words to the effect of “Despite the terms of the Common Terms Deed Poll”.

1.7	Foxtel Agent

The parties acknowledge and agree that the other parties are entitled to treat any discharge, receipt, waiver, consent, communication, agreement, act or other thing given or effected by the Foxtel Agent in connection with any Finance Document as having been given or effected for and on behalf of, and with the authority and consent of, the Partners.

2	Deed Poll

2.1	Finance Parties and Finance Documents

(a)

This Deed Poll is given by the Transaction Parties in favour of the Finance Parties from time to time. Each Finance Party has the benefit of and may enforce this Deed Poll even though it is not a party to, or is not in existence at the time of execution and delivery of this Deed Poll, in relation to the Finance Debt to which that Finance Party is entitled and each Finance Document under which that Finance Party has rights, benefits or obligations.

(b)	Each undertaking in this Deed Poll is made in favour of the Finance Parties.

(c)

The benefit and obligations of this Deed Poll may be extended to any other person (and such person shall become a Finance Party) in relation to any other document (and such document shall become a Finance Document), by Foxtel signing and delivering to that Financier (or, if applicable, its Financier Representative) a Finance Party Nomination Letter.

(d)

Each Transaction Party (other than Foxtel) irrevocably authorises Foxtel to sign and deliver a Finance Party Nomination Letter nominating a document as a Finance Document, a party as a Financier or a party as a Financier Representative and acknowledges and confirms that the benefit of this Deed Poll will extend to any such party.

2.2	Removal of benefit for particular Finance Party

Subject to clause 13.7, this Deed Poll ceases to be for the benefit of and enforceable by a Finance Party if at any time:

(a)	that Finance Party has been Finally Paid;

(b)	that Finance Party is not committed to providing further financial or other accommodation to any Transaction Party pursuant to any Finance Document; and

(c)	if requested by Foxtel in writing.

2.3	Power of attorney

(a)

Each Transaction Party (other than Foxtel) irrevocably appoints Foxtel and each Authorised Officer of Foxtel severally as its attorney (Attorney) to do anything which the Transaction Party may do under or in relation to any Finance Document including to:

(i)	execute and deliver any document amending or supplementing this Deed Poll;

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(ii)	execute and deliver any communications, notices, certificates and documents which that Transaction Party is entitled or obliged to give under any Finance Document;

(iii)	do anything which in the opinion of Foxtel is necessary, desirable or expedient for the purposes of the Finance Documents;

(iv)

execute and deliver all documents under or in connection with the Finance Documents (including any Deed of Release or any amendment, novation, supplement, extension or restatement of or to any Finance Document and any new Finance Document); and

(v)	supply all information relating to itself as contemplated by any Finance Document to any Finance Party.

(b)	Without limitation, the Attorney may at any time delegate the Attorney’s powers (including delegation).

2.4	Syndicated Facility Agreements

In relation to a Finance Document which is a Syndicated Facility Agreement:

(a)

any notice, consent, direction, opinion, approval, waiver, variation, agreement or communication which may be given, or which is required to be given either by or to a Financier under this Deed Poll may be given by, and shall be given to, the relevant Financier Representative (on behalf of each Financier under that Syndicated Facility Agreement) and if so given, shall, for the purposes of this Deed Poll, be regarded as having been given to or by each such Financier;

(b)

the parties acknowledge and agree that the relevant Financier Representative under that Syndicated Facility Agreement in giving any such notice, consent, direction, approval, waiver, variation, agreement or other communication or forming any opinion, will be acting on the instructions of the Financiers under and in accordance with that Syndicated Facility Agreement, and references to “acting reasonably”, “in the opinion of”, “being satisfied” or similar expressions shall be construed accordingly and where used in connection with the relevant Financier Representative shall be construed as referring to each of the Financiers from whom the relevant Financier Representative is required to obtain instructions in so acting. Each Transaction Party shall be entitled to assume in its dealings with the relevant Financier Representative that it has the necessary authority to so act and to bind each Financier under the relevant Syndicated Facility Agreement, until such time as Foxtel is notified in writing to the contrary; and

(c)	references in this Deed Poll to “a Financier” or “the Financier” shall be construed accordingly.

2.5	Several application of Deed Poll

In relation to each Finance Document, each Finance Party under that Finance Document and the Transactions (jointly a Relevant Transaction), the provisions of this Deed Poll shall be construed (unless a contrary intention is expressly indicated):

(a)	to apply to each such Relevant Transaction separately;

(b)

such that the representations, warranties, undertakings, events of default and other provisions apply to that Relevant Transaction separately and gives each Finance Party to that Relevant Transaction rights in relation to that Relevant Transaction separately; and

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(c)	such that each reference to “each Financier Representative” or “the Financier Representatives” means the relevant Financier Representative in respect of the Relevant Transaction.

3	Payments

3.1	Payments

All payments under the Finance Documents must be made:

(a)	in Same Day Funds;

(b)	in the relevant currency; and

(c)	not later than 11.00am (Sydney time) on the due date,

to the relevant Financier Representative’s account as specified by that Financier Representative to the relevant Transaction Party, or in any other manner that Financier Representative directs from time to time.

3.2	Payments on a Business Day

If a payment is due on a day which is not a Business Day, the due date for that payment is the next Business Day in the same calendar month or, if none, the preceding Business Day, and interest must be adjusted accordingly.

3.3	Appropriation of payments

(a)

Except where clause 3.3(b) applies, all payments made by a Transaction Party under a Finance Document may be appropriated as between principal, interest and other amounts as the relevant Financier Representative (acting in accordance with the relevant Finance Document) determines or, failing any determination, in the following order:

(i)	first, towards reimbursement of all fees, costs, expenses, charges, damages and indemnity payments due and payable by that Transaction Party under that Finance Document;

(ii)	second, towards payment of interest due and payable under that Finance Documents; and

(iii)	third, towards repayment or prepayment of the principal amount outstanding under that Finance Document.

(b)	Any appropriation under clause 3.3(a) overrides any appropriation made by a Transaction Party.

3.4	Payments in gross

All payments which a Transaction Party is required to make under any Finance Document must be:

(a)	without any set off, counterclaim or condition; and

(b)

without any deduction or withholding for any Tax or any other reason, unless, and without limiting the operation of clause 3.5, the Transaction Party is required to make a deduction or withholding by applicable law.

3.5	Additional payments

If:

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(a)	any Transaction Party is required to make a deduction or withholding in respect of Tax (other than Excluded Tax) from any payment to be made to a Finance Party under any Finance Document; or

(b)

a Finance Party is required to pay any Tax (other than Excluded Tax) in respect of any payment it receives from a Transaction Party (whether directly or through a Financier Representative) under any Finance Document, the Transaction Party:

(c)	indemnifies each Finance Party against that Tax; and

(d)

must pay to each Finance Party an additional amount which the relevant Financier Representative reasonably determines to be necessary to ensure that each Finance Party receives when due a net amount (after payment of any Tax other than Excluded Tax in respect of each additional amount) that is equal to the full amount it would have received if a deduction or withholding or payment of Tax had not been made.

3.6	Taxation deduction procedures

If clause 3.5(a) applies:

(a)	the Transaction Party must pay the amount deducted or withheld to the appropriate Government Agency as required by law; and

(b)	the Transaction Party must:

(i)	use reasonable endeavours to obtain a payment receipt from the Government Agency (and any other documentation ordinarily provided by the Government Agency in connection with the payment); and

(ii)	within 2 Business Days after receipt of the documents referred to in clause 3.6(b)(i), deliver copies of them to the relevant Financier Representative.

3.7	Amounts payable on demand

If any amount payable by a Transaction Party under any Finance Document is not expressed to be payable on a specified date, that amount is payable by the Transaction Party on demand by the relevant Financier Representative.

3.8	Rounding

A Financier Representative may round amounts to the nearest unit of the relevant currency in making any allocation or appropriation under the Finance Documents.

4	Representations and warranties

4.1	Representations and warranties

Unless otherwise agreed in writing by the Majority Financiers, each Transaction Party represents and warrants to and for the benefit of each Finance Party that:

(a)	(status): it is a corporation registered (or taken to be registered) and validly existing under the laws of the jurisdiction of its incorporation:

(b)	(power): it has the power and authority to:

(i)	enter into and perform its obligations under and to carry out the transactions contemplated by the Material Documents to which it is expressed to be a party; and

(ii)	own its assets and to carry on its business as now conducted;

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(c)

(authorisations): it has taken all necessary action to authorise the entry into, delivery and performance of the Material Documents to which it is expressed to be a party and to carry out the transactions contemplated by those documents;

(d)

(documents binding): each Material Document to which it is expressed to be a party constitutes its legal, valid, binding and enforceable obligation and is enforceable in accordance with its terms subject to laws generally affecting creditors’ rights and to principles of equity;

(e)

(transactions permitted): the execution, delivery and performance by it of each Material Document to which it is expressed to be a party and each transaction contemplated under that document did not and will not breach or result in a contravention of:

(i)	any law, treaty, judgement, ruling, order, regulation or decree of a Government Agency binding on it or Authorisation;

(ii)	its constitution or other constituent documents; or

(iii)	any Encumbrance or material agreement which is binding on it or its assets,

and, except as expressly permitted under the Finance Documents, did not and will not:

(iv)	create or impose any Encumbrance on any of its assets; or

(v)

allow a person to accelerate or cancel an obligation with respect to Finance Debt or constitute an event of default, cancellation event, prepayment event or similar event (whatever called) under an agreement relating to Finance Debt, whether immediately or after notice or lapse of time or both;

(f)	(financial information): its most recent Financial Reports or accounts which it has furnished to a Financier Representative:

(i)	give a true and fair view of the financial condition and state of affairs of it and its Subsidiaries as at the date they were prepared; and

(ii)	were prepared in accordance with the Accounting Standards (except to the extent disclosed in the accounts) and applicable laws;

(g)

(no change in affairs): there has been no change in its or its Subsidiaries’ state of affairs since the end of the accounting period to which the Financial Reports referred to in clause 4.1(f) relate which has had or would be reasonably likely to have a Material Adverse Effect;

(h)

(no litigation): except as disclosed in full to each Financier Representative in writing before the Effective Date, there is no litigation, arbitration, Tax claim, dispute or administrative or other proceeding current or, to the best of its knowledge and belief, threatened, which:

(i)	in any way questions its power or authority to enter into or perform its obligations under any Material Document to which it is expressed to be a party; or

(ii)	would be reasonably likely to result in the occurrence of an Insolvency Event or to have a Material Adverse Effect;

(i)	(no default):

(i)	it is not in default; and

(ii)	nothing has occurred which constitutes an event of default, cancellation event, prepayment event or similar event (whatever called),

under:

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(iii)	a material provision of a Material Document to which it is expressed to be a party except where such default or event has been disclosed in full to each Financier Representative in writing; or

(iv)	any document or agreement binding on it or its assets where such default or event would be reasonably likely to have a Material Adverse Effect;

(j)	(Authorisations): each Authorisation:

(i)	which is required in relation to the execution, delivery and performance by it of the Material Documents to which it is expressed to be a party and the transactions contemplated by those documents;

(ii)	which is required in relation to the validity and enforceability of those documents; or

(iii)	which is material to the conduct of the Business,

has been obtained or effected, complied with and maintained;

(k)	(Intellectual Property): it owns or has the right and licence to use the Intellectual Property where failure to do so would or is reasonably likely to have a Material Adverse Effect;

(l)	(disclosure): all:

(i)

factual information (other than assumptions, estimates or forecasts) provided by it or on its behalf to any Finance Party (including for the purposes of any information memorandum prepared in connection with syndication) was, to the best of its knowledge and belief, true in all material respects and not materially misleading (by omission or otherwise) as at the time it was provided or as at the date stated; and

(ii)

assumptions, estimates and forecasts provided by it or on its behalf to any Finance Party in writing were prepared in good faith with due care and diligence and were based on all relevant information known to it at the time when the materials were provided;

(m)

(information disclosed): all information of which it is aware which is, on the date of a Financier signing a Finance Document under which it agrees to provide financial accommodation to a Transaction Party:

(i)	material to the Business or to the decision of a reasonable financial institution to enter into any Finance Documents to which a Finance Party is expressed to be a party; or

(ii)	reasonably likely to materially and adversely affect the business, assets or financial condition of any Transaction Party,

has been disclosed to that Financier’s Financier Representative in writing;

(n)

(copies of documents): all copies of documents (including the Financial Reports or accounts and Authorisations) given by it or on its behalf to any Financier Representative are true copies which are accurate and complete in all material respects;

(o)	(title): it is the sole legal and beneficial owner of the assets included in its Financial Reports and accounts and those assets are free of Encumbrances, other than Permitted Encumbrances;

(p)	(law):

(i)	it has complied with; and

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(ii)	the Business is in compliance with,

all applicable laws (including any Environmental Law and all laws relating to Tax) in all applicable jurisdictions where failure to do so would or is reasonably likely to have a Material Adverse Effect;

(q)	(not a trustee): it does not:

(i)	enter into any Finance Document as trustee of any trust and none of the Partnership Property is held by a Partner as trustee of any trust; or

(ii)	hold any assets as the trustee of any trust;

(r)	(corporate tree):

(i)	as at the Effective Date, the Shareholders legally and beneficially own and control (directly or indirectly) 100% of the NXEA Group;

(ii)	its only Subsidiaries are listed in the Group Structure Diagram; and

(iii)	the Group Structure Diagram is true and correct in all respects and does not omit any material information or details;

(s)	(immunity from suit): it does not, and its assets do not, have immunity from the jurisdiction of a court or from legal process;

(t)

(no filings or Taxes): it is not necessary or desirable to ensure that any Finance Document is legal, valid, binding or admissible in evidence, that any Finance Document be filed or registered with any Government Agency, or that any Tax be paid;

(u)	(no Event of Default): no Event of Default is continuing or will result from the provision of any financial accommodation under a Finance Document;

(v)	(solvency):

(i)	it is able to pay its debts as they fall due and has not suspended making payment of its debts generally, other than debts owing in respect of Subordinated Debt; and

(ii)	no Insolvency Event has occurred and is continuing in relation to it or will occur as a result of it entering into any Finance Document to which it is expressed to be a party;

(w)

(ranking of obligations): its obligations under the Finance Documents (in all respects and at all times) rank at least equally in right and priority of payment with all its other unsecured and unsubordinated obligations (actual or contingent, present or future) except for obligations mandatorily preferred by law;

(x)

(commercial benefit): the entering into and performance by it of its obligations under the Material Documents to which it is expressed to be a party is for its commercial benefit and is in its commercial interests;

(y)

(own enquiries): it has relied on its own investigations and enquiries regarding the transactions contemplated by the Finance Documents and has not relied on any information, advice or opinion (including as to interest rates, Swap Agreements or exchange rates) given or offered by or on the Financier’s behalf even if in answer to any enquiry by or for it;

(z)	(Insurances):

(i)	all of the Insurances have been effected and are valid and binding; and

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(ii)	all premiums due have been paid and nothing has been done or omitted to be done which has made or could make any such policy void or voidable or reduce the insurer’s liability under them;

(aa)	(Material Adverse Effect): it is not aware of any event or circumstance which has had or is reasonably likely to have a Material Adverse Effect;

(bb)	(Taxes): it has paid all Taxes due and payable by it other than Taxes which are being contested in good faith and otherwise in accordance with clause 5.11.

4.2	Survival and repetition of representations and warranties

The representations and warranties given under this Deed Poll:

(a)	survive the execution of each Finance Document; and

(b)

other than under clause 4.1(m), are repeated in favour of each Financier with reference to the facts and circumstances then subsisting on each date on which any financial accommodation is made available or rolled over by that Financier under that Financier’s Finance Documents.

4.3	Reliance by Finance Parties

Each Transaction Party acknowledges that each Finance Party has entered into each Finance Document to which it is a party in reliance on the representations and warranties given to it under this Deed Poll.

5	Undertakings

5.1	Provision of information and reports

Unless otherwise agreed in writing by the Majority Financiers, each Transaction Party must provide to each Financier Representative (with sufficient copies for each Finance Party), the following:

(a)

(Annual Financial Report): promptly after the same are available and in any event within 90 days after the end of the financial year of the NXEA Consolidated Group, copies of an audited Financial Report of the NXEA Consolidated Group (on a consolidated basis) for such year, setting forth in comparative form the figures for the previous financial year, all in reasonable detail, prepared in accordance with the Accounting Standards, and accompanied by an opinion thereon of independent public accountants of recognized international standing, which opinion shall state that such Financial Report gives a true and fair view of the financial position of the NXEA Consolidated Group’s financial performance for such financial year, and that the audit related to such Financial Report has been made in accordance with Australian Accounting Standards (as such term is used and defined in such accountant’s opinion, and as the wording of such accountants’ opinion may be updated or amended from time to time in accordance with industry practice and standards), together with a Compliance Certificate (which has been the subject of a factual findings report by the Auditor in respect of the matters referred to in paragraphs (a), (b) and (c) and (1) and (2) of that certificate) in respect of the Calculation Period ending at the end of that financial year;

(b)

(half yearly management accounts): promptly and no later than 30 Business Days after the end of the financial half year ending 31 December, copies of the unaudited half-yearly management accounts of the NXEA Consolidated Group (on a consolidated basis) for that financial half year together with evidence satisfactory to each Financier Representative that the accounts have been reviewed and approved by two directors or a director and the chief financial officer of NXEA;

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(c)

(Compliance Certificate): promptly and no later than 45 days after the end of each calendar quarter (other than the calendar quarter ending 30 June, in which case, at the time the Financial Reports referred to in paragraph (a) are provided), a Compliance Certificate signed by two directors or a director and the chief financial officer of NXEA;

(d)

(annual budget) within 90 days after the end of each financial year of the NXEA Consolidated Group, copies of the annual twelve month forecast of profit and loss and cash flow of the NXEA Consolidated Group;

(e)	(Group Structure Diagram): an updated Group Structure Diagram on each occasion that the then current Group Structure Diagram becomes incorrect or misleading;

(f)	(Approved Hedging Policy): an updated Approved Hedging Policy on each occasion that the then current Approved Hedging Policy is amended, replaced or superseded; and

(g)

(other information): promptly after a request is made, any other information which a Financier Representative reasonably requests in relation to the Business or the financial condition of NXEA or any member of the NXEA Consolidated Group.

5.2	Financial Reports and accounts

Unless otherwise agreed in writing by the Majority Financiers, each Transaction Party must:

(a)	(proper accounts):

(i)	ensure that the accounts it provides under clause 5.1 are prepared in accordance with the Accounting Standards (except to the extent disclosed in the accounts) and applicable laws; and

(ii)	keep accounting records which give a true and fair view of its financial condition and state of affairs;

(b)	(financial year): not change its financial year without prior notice to each Financier Representative;

(c)	(Auditors): not change its Auditors other than to an Approved Auditor; and

(d)	(basis of preparation):

(i)	notify each Financier Representative if, at any time, it changes or proposes to change the reference periods or the basis upon which its Financial Reports or accounts are prepared; and

(ii)	if the Majority Financiers are of the opinion (acting reasonably) that the change is material and so requires, provide to each Financier Representative:

(A)

a description of all of the adjustments which are required to be made to the Financial Reports or accounts, so that the Financial Reports and accounts reflect the basis upon which they were prepared before such change was made; and

(B)

sufficient information, in a form and substance reasonably required by the relevant Financier Representative, to enable the Financiers to determine whether the Financial Ratios have been complied with and to make an accurate comparison between the financial position indicated in those financial statements and the financial position indicated in the Financial Reports prepared and presented before such change was made.

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5.3	Notices

Unless otherwise agreed in writing by the Majority Financiers, each Transaction Party must notify each Financier Representative promptly after it becomes aware of:

(a)	any Default occurring;

(b)	any proposal of any Government Agency to compulsorily acquire any of its property with an aggregate value in excess of $10,000,000;

(c)	any litigation, arbitration, Tax claim, dispute or administration or other proceeding being commenced or threatened which:

(i)	in any way questions its power or authority to enter into or perform its obligations under any Material Document to which it is expressed to be a party;

(ii)

involves a potential liability for the Transaction Party (whether by itself or in combination with another person) in excess of $10,000,000 or, when aggregated with other claims, disputes or proceedings, $25,000,000 (provided that, where notice has been given under this paragraph because the relevant threshold has been exceeded, further notifications under this paragraph are only required as further $10,000,000 increments above the relevant threshold are reached); or

(iii)	would be reasonably likely to result in the occurrence of an Insolvency Event or to have a Material Adverse Effect;

(d)	any breach of or default or other event or circumstance under, any Material Document which, with notice, time or both could lead to its termination, revocation, cancellation, suspension or variation;

(e)

any change in its Officers, together with a specimen signature of any new Officer appointed and, where requested by a Financier Representative, evidence satisfactory to that Financier Representative of the authority of any Officer; and

(f)

any intention by it to exercise any right, power or remedy under any Material Document as a consequence of any default where termination of that document is reasonably likely to have a Material Adverse Effect.

5.4	Disposal of assets

A Transaction Party must not sell, assign or transfer or otherwise dispose of, part with possession of, or create an interest in, any of its assets or agree or attempt to do so (whether in one or more related or unrelated transactions) except:

(a)	by way of the grant of a Permitted Encumbrance;

(b)	by disposal to another member of the NXEA Group;

(c)	disposals in the ordinary course of day to day trading at arms length;

(d)

disposals of assets in exchange for other assets of comparable value and utility or where the proceeds of such disposal are, within 90 days, used to acquire other assets of comparable value for use in relation to the Business;

(e)	disposals of worn out, obsolete or redundant assets;

(f)	disposals on arms length terms of assets not required for the efficient operation of the Business;

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(g)

disposals on arms length terms of other assets not otherwise permitted under this clause provided that where the aggregate net after tax consideration received in respect of such disposals in any 12 month period exceeds 10% of the Total Assets of the NXEA Consolidated Group, NXEA will ensure that within 120 days such excess is applied:

(i)	in purchasing assets relevant to the Business; or

(ii)

in repayment or prepayment of the principal amount outstanding under the Finance Documents and any other Finance Debt the NXEA Group is required to repay or prepay, rateably in proportion to the outstanding principal amount of all such debt, and cancellation of the corresponding undrawn commitment under that Finance Document; or

(h)	with the prior written consent of the Majority Financiers.

5.5	Negative pledge

(a)

No member of the NXEA Group may create or allow to exist or agree to any Encumbrance over any of its assets (or, in the case of a Partner, over any of its interests in the Foxtel Partnership or the Foxtel Television Partnership) other than a Permitted Encumbrance.

(b)	No member of the NXEA Group may acquire an asset which is, or upon its acquisition will be, subject to an Encumbrance which is not a Permitted Encumbrance.

(c)	Unless otherwise agreed in writing by the Majority Financiers, no member of the NXEA Group may acquire an asset which would materially alter the nature of the Business taken as a whole.

(d)

Unless otherwise agreed in writing by the Majority Financiers, no member of the NXEA Group may enter into any arrangement which, if complied with, would prevent any member of the NXEA Group from complying with its obligations under the Finance Documents.

5.6	Financial accommodation

A Transaction Party must not:

(a)	advance money or make available financial accommodation to or for the benefit of; or

(b)	give a Guarantee or Encumbrance in connection with an obligation or liability of,

any person, other than Permitted Financial Accommodation.

5.7	Insurance

Unless otherwise agreed in writing by the Majority Financiers:

(a)

(General requirement): each Transaction Party must take out and maintain insurance with reputable insurers for amounts and against risks which are reasonable and prudent in accordance with Good Business Practice;

(b)

(Payment of premiums): each Transaction Party must punctually pay all premiums, commissions, Tax and other amounts necessary to effect and maintain in force each insurance policy required to comply with paragraph (a) above; and

(c)	(Deliver documents): each Transaction Party must upon request promptly deliver to each Financier Representative:

(i)         adequate evidence as to the existence and currency of the insurances required under this clause 5.7; and

(ii)        any other detail which a Financier Representative may reasonably require in relation to those insurances.

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5.8	Restrictions on Distributions

Unless otherwise agreed in writing by the Majority Financiers, a Transaction Party must not:

(a)

pay any cash Distribution (other than a payment of principal or interest under the Working Capital Facility Agreement or a distribution to another Transaction Party), if the Net Debt to EBITDA Ratio on the most recent Calculation Date was (or would be taking into account such cash Distribution being paid):

(i)	on and from the Effective Date to (and including) 30 June 2020, greater than 2.50:1;

(ii)	on and from 1 July 2020 to (and including) 30 June 2021, greater than 2.25:1; and

(iii)	on and from 1 July 2021 and thereafter, greater than 2.00:1; and

(b)	at any time, make any Distribution (including in respect of Subordinated Debt) if a Default is continuing or would result from the Distribution.

5.9	Restrictions on dealings

A Transaction Party must not without the Majority Financiers’ prior consent:

(a)	enter into an agreement;

(b)	acquire or dispose of an asset;

(c)	obtain or provide a service;

(d)	obtain a right or incur an obligation; or

(e)	implement any other transaction,

with any person (other than a Transaction Party or a member of the NXEA Group) unless it does so on terms which are no less favourable to it than arm’s length terms.

5.10	Restrictions on fees

A Transaction Party must not pay any director fees, management fees, consultancy fees or other like payments to any Transaction Party or any director, Associate, Shareholder or Related Body Corporate of a Transaction Party unless those fees or other payments are:

(a)	reasonable and are no more or less favourable than it is reasonable to expect would be the case if the relevant persons were dealing with each other at arm’s length;

(b)	continuations of fees and payments included in the financial model for the NXEA Group provided to each Financier Representative before the Effective Date;

(c)	paid to a member of the NXEA Group; or

(d)	paid with the Majority Financiers’ prior consent.

5.11	Payment of Taxes

Unless otherwise agreed in writing by the Majority Financiers, each Transaction Party must pay all Taxes assessed, levied or imposed on it when due and payable, but:

(a)	a Transaction Party may elect not to pay Taxes that are being contested in good faith except where failure to pay such Taxes is reasonably likely to have a Material Adverse Effect; and

(b)	to the extent liable, it pays those Taxes on the final determination or settlement of the contest.

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5.12	Financial Ratios

(a)	Interest Cover Ratio

Unless otherwise agreed in writing by the Majority Financiers, NXEA must ensure that the Interest Cover Ratio for the Calculation Period ending on any Calculation Date is equal to or greater than 3.50:1.

(b)	Net Debt to EBITDA Ratio

Unless otherwise agreed in writing by the Majority Financiers, NXEA must ensure that the Net Debt to EBITDA Ratio for the Calculation Period ending on any Calculation Date:

(i)	on and from the Effective Date to (and including) 30 June 2020 is equal to or less than 3.75:1;

(ii)	on and from 1 July 2020 to (and including) 30 June 2021 is equal to or less than 3.50:1; and

(iii)	on and from 1 July 2021 and thereafter is equal to or less than 3.25:1.

(c)	Springing Ratio

(i)	Unless otherwise agreed in writing by the Majority Financiers, if on any Calculation Date, the Net Debt to EBITDA Ratio:

(A)         on and from the Effective Date to (and including) 30 June 2020 is greater than 3.50:1;

(B)         on and from 1 July 2020 to (and including) 30 June 2021 is greater than 3.25:1; and

(C)         on and from 1 July 2021 and thereafter is greater than 3.00:1,

NXEA must ensure that such amount of the Finance Debt provided under the Working Capital Facility Agreement will be converted into Subordinated Debt (on the terms set out in the Working Capital Subordination Deed Poll) to ensure that the Net Debt to EBITDA Ratio, if calculated or recalculated (as applicable), taking account of such conversion, would not result in a breach of this paragraph (c) (the WC Cure Amount).

(ii)

If the amount drawn under the Working Capital Facility Agreement at that time is less than the WC Cure Amount, NXEA will ensure that the borrower under the Working Capital Facility Agreement draws down any available commitment under the Working Capital Facility Agreement up to the WC Cure Amount (the WC Cure Amount Drawing). Any WC Cure Amount Drawing received by the borrower under the Working Capital Facility Agreement must be applied in permanent prepayment, after first being offered on a pro rata basis, of Finance Debt (other than, for the avoidance of doubt, Subordinated Debt) of any member of the NXEA Group.

For the avoidance of doubt, there will be no breach of this paragraph (c) if all of the Finance Debt provided under the Working Capital Facility Agreement is converted into Subordinated Debt.

(d)

The impact of AASB16 on the Accounting Standards will be ignored for the purpose of determining the Financial Ratios and each Compliance Certificate will set out details of any reconciliation necessary to enable calculation of the Financial Ratios on that basis.

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5.13	Undertakings relating to the Business

Unless otherwise agreed in writing by the Majority Financiers, each Transaction Party must:

(a)	(performance of the Business):

(i)	ensure that the Business is operated and maintained in accordance with all material applicable laws and material authorisations and Good Business Practice; and

(ii)	not engage in any business other than business which does not materially alter the nature of the Business taken as a whole;

(b)	(compliance with and enforcement of Material Documents):

(i)	comply with its material obligations under each Material Document to which it is expressed to be a party;

(ii)	enforce each Material Document to which it is expressed to be a party and its rights, powers and remedies under those documents;

(iii)	exercise its rights, authorities and discretions under each Material Document to which it is expressed to be a party prudently; and

(iv)	use reasonable efforts to ensure that the Material Documents are at all times valid and enforceable;

(c)

(compliance with law): comply with all laws (including Environmental Laws) and legal requirements, including each judgement, award, decision, finding or any other determination of a Government Agency, which applies to it or is binding on it or any of its assets where failure to do so would or is reasonably likely to have a Material Adverse Effect;

(d)	(compliance with Authorisations): obtain, maintain and comply with each Authorisation which is:

(i)	required in relation to the execution, delivery and performance by it of each Material Document to which it is a party and the transactions contemplated by those documents;

(ii)	required in relation to the validity and enforceability of each Material Document to which it is a party; or

(iii)	material to the conduct of the Business; and

(e)	(Intellectual Property):

(i)	own or have the right and licence to use the Intellectual Property; and

(ii)	maintain, preserve and protect the Intellectual Property,

where failure to do so would or is reasonably likely to have a Material Adverse Effect.

5.14	Undertakings relating to structure and corporate matters

Unless otherwise agreed in writing by the Majority Financiers, each Transaction Party must:

(a)	(corporate existence):

(i)	do everything necessary to maintain its corporate existence in good standing;

(ii)	continue to carry on the Business through the NXEA Group;

(iii)	not transfer its jurisdiction of incorporation or enter into any creditors scheme of arrangement, merger or consolidation; and

(iv)	not enter into or effect any other scheme under which it ceases to exist or under which the assets and/or liabilities of itself are vested in or assumed by any other person;

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(b)	(guarantor group): if at any time a Compliance Certificate demonstrates that:

(i)	the Total Assets of the Transaction Parties is less than 90% of the Total Assets of the NXEA Group; or

(ii)	the aggregate contribution of the Transaction Parties to EBITDA of the NXEA Group is less than 90% of the EBITDA of the NXEA Group for the 12 month period to the most recent Calculation Date,

NXEA shall ensure that such members of the NXEA Group become Guarantors in accordance with this Deed Poll as may be required so that the aggregate contribution to Total Assets or EBITDA of the NXEA Group of the Transaction Parties exceeds 90% of Total Assets or EBITDA of the NXEA Group within 45 days after the date of the Compliance Certificate, unless, in the case of a Subsidiary incorporated outside Australia or New Zealand, to do so may cause the Subsidiary (or its directors or officers) to breach any law or duty binding on it or them in which case such Subsidiary shall take all reasonable steps to overcome such breach and become a Guarantor as soon as practicable;

(c)

(ratification): as holder of shares, units or any other direct or indirect interest in any other member of the NXEA Group, ratify and confirm the execution, delivery and performance by that member of the NXEA Group of each Finance Document to which that member of the NXEA Group is expressed to be a party. It will be taken to have ratified and confirmed the execution, delivery and performance of each Finance Document to which any entity in which it has such an interest is at any time expressed to be party;

(d)	(maintain capital): not:

(i)	pass a resolution under section 254N of the Corporations Act;

(ii)

reduce or pass a resolution to reduce its capital (including a purchase or buy-back of its shares but excluding a Permitted Distribution or a redemption of redeemable shares which constitute Finance Debt) without the prior consent of the Majority Financiers’ (such consent not to be unreasonably withheld or delayed); or

(iii)	attempt or take any steps to do anything which it is not permitted to do under paragraphs (i) or (ii) above;

(e)

(amendments to constitution): not amend its constitution or any other constituent document of it in a manner which adversely affects any Finance Party without the Majority Financiers’ prior written consent (which consent must not be unreasonably withheld); and

(f)	(consolidated group):

(i)

except as set out in sub-paragraph (ii), ensure that so long as it is a member of a consolidated group for tax purposes there is at all times a valid tax sharing agreement for that consolidated group in form and substance satisfactory to the Majority Financiers;

(ii)

in respect of the consolidated group for tax purposes which comprises XYZnetworks Pty Limited (ACN 066 812 119) (XYZ) and its dormant Subsidiaries, ensure that the only members of such consolidated group are XYZ and dormant Subsidiaries of XYZ which do not trade.

5.15	Swap Agreements

Unless otherwise agreed in writing by the Majority Financiers, each relevant Transaction Party must enter into Swap Agreements in accordance with the Approved Hedging Policy.

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5.16	Ranking

Unless otherwise agreed in writing by the Majority Financiers, each Transaction Party must ensure that its obligations under each Finance Document (in all respects and at all times) rank at least equally and rateably in right and priority of payment with all its other unsecured and unsubordinated obligations (actual or contingent, present or future) except obligations mandatorily preferred by law.

5.17	Most favoured status

Unless each Financier Representative otherwise agrees in writing, if at any time a Transaction Party incurs Finance Debt in a principal amount equal to or in excess of A$50,000,000 and the provisions applying to that Finance Debt contain financial ratios and definitions relating to those financial ratios (the Core Provisions) and the Financiers either:

(a)	do not have the benefit of provisions under this Deed Poll which are in all material respects identical (subject to any necessary consequential changes) to those Core Provisions; or

(b)

have the benefit of provisions under this Deed Poll which are in all material respects identical (subject to any necessary consequential changes) to those Core Provisions but on terms that are less favourable to the Financiers than the Core Provisions, the Transaction Party must notify each Financier Representative of the Core Provisions and at the request of a Financier Representative promptly ensure that the Financier Representative’s Financiers are given the benefit of financial ratios and definitions relating to those financial ratios which are in all material respects identical to the Core Provisions.

5.18	‘Know your customer’ checks

(a)	If:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Deed Poll;

(ii)	any change in the status of a Transaction Party after the date of this Deed Poll;

(iii)	any change in the authorised signatories of a Transaction Party after the date of this Deed Poll; or

(iv)	a proposed assignment or transfer by a Financier of any of its rights and obligations under a Syndicated Facility Agreement to a party that is not a Financier prior to such assignment or transfer,

obliges any Finance Party to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, each Transaction Party shall promptly upon the request of any Finance Party supply, or procure the supply of, such documentation and other evidence as is reasonably requested by any Finance Party in order for such Finance Party to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(b)

Foxtel shall promptly supply, or procure the supply of, such documentation and other evidence reasonably requested by any Finance Party from time to time in relation to a Transaction Party to enable the Finance Party to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to the Finance Party.

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5.19	Term of undertakings

Unless the Majority Financiers otherwise agree in writing, until:

(a)	all of the commitments of the Financiers under the Finance Documents are cancelled; and

(b)	the Guaranteed Moneys are Finally Paid,

each Transaction Party must, at its own cost, comply with its undertakings in this clause 5.

6	Events of Default

6.1	Events of Default

It is an Event of Default, whether or not it is within the control of a Transaction Party, if:

(a)	(failure to pay): a Transaction Party fails to pay or repay any part of the Guaranteed Moneys within 3 Business Days of its due date;

(b)	(Financial Ratios): a Transaction Party breaches a Financial Ratio;

(c)

(failure to perform): a Transaction Party fails to perform any other undertaking or obligation of it under any Finance Document and, if the failure is capable of remedy, the Transaction Party does not remedy the failure within 14 Business Days of the earlier of the date the Transaction Party:

(i)	becomes aware of the failure; or

(ii)	receives notice from a Financier Representative to the Transaction Party specifying the failure;

(d)

(misrepresentation): any representation or warranty or statement of a Transaction Party under a Finance Document is incorrect or misleading in a material respect when made or repeated and, if the circumstances which result in such representation, warranty or statement being incorrect or misleading are capable of remedy, those circumstances are not remedied within 14 Business Days of the earlier of the date the Transaction Party:

(i)	becomes aware of; or

(ii)	receives notice from a Financier Representative to the Transaction Party specifying,

the breach of representation or warranty;

(e)	(cross default): any Finance Debt of a Transaction Party in an amount in excess of $25,000,000:

(i)	is not paid when due (after taking into account any applicable grace period); or

(ii)

becomes due and payable, or becomes capable of being declared due and payable, before the scheduled date for payment other than because of the exercise by the Transaction Party of a voluntary right of prepayment or termination and:

(A)	the creditor is not paid; or

(B)	the creditor’s right to be repaid prematurely is not rescinded or annulled,

within 10 Business Days of the date on which the Finance Debt becomes prematurely due and payable;

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(f)	(administration, winding up, arrangements, insolvency etc): any of the following occur:

(i)	an administrator is appointed, or any steps are taken to appoint an administrator, to a Transaction Party;

(ii)

a liquidator or a provisional liquidator is appointed, or any steps are taken to appoint a liquidator or a provisional liquidator in respect of a Transaction Party (unless, in the case of an application or step taken, the application or step taken is frivolous or vexatious and the application or step taken is withdrawn within 20 Business Days);

(iii)

except for the purpose of a solvent reconstruction, restructure or amalgamation of a Transaction Party carried out with the prior written consent of the Majority Financiers, an application or an order is made, proceedings are commenced, a resolution is passed or proposed in a notice of meeting, an application to a court is made or other steps are taken:

(A)	for the winding up or dissolution of any Transaction Party; or

(B)	in relation to the entry into of any arrangement, composition or compromise with, or assignment for the benefit of, any of its creditors or a class of them,

(unless, in the case of an application or step taken, the application or step taken is frivolous or vexatious and the application or step taken is withdrawn within 20 Business Days);

(iv)	a Transaction Party:

(A)	ceases, suspends or threatens to cease or suspend the conduct of the Business, without the prior written consent of the Majority Financiers;

(B)

is, or under the Corporations Act is presumed, deemed or taken to be, insolvent (other than as the result of a failure to pay a debt or claim the subject of a good faith dispute or where it is otherwise able to prove to each Financier Representative that it is solvent);

(C)	is, or states that it is, insolvent or unable to pay its debts when they are due;

(D)	stops or suspends or threatens to stop or suspend payment of all or a class of its debts;

(E)	takes any steps to obtain protection or is granted protection from its creditors under the laws of any applicable jurisdiction;

(F)	is wound up or dissolved (other than for the purpose of a reconstruction or amalgamation while solvent on terms approved by the Majority Financiers in writing before the relevant event occurs);

(G)	is deregistered, or any steps are taken for its deregistration; or

(H)	implements a creditors scheme of arrangement with any person;

(g)	(enforcement against assets):

(i)	an official manager, administrator, receiver, receiver and manager, other Controller, trustee in bankruptcy or any similar official is appointed, or any steps are taken to appoint any such person, to;

(ii)	any Encumbrance is enforced or becomes capable of being enforced; or

(iii)	a distress, attachment, execution or other process of a Government Agency is issued against, levied, entered upon or enforced over,

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a Transaction Party, or over any asset or assets of a Transaction Party with an aggregate value exceeding $25,000,000 (as the case may be);

(h)

(judgment): a judgment in an amount exceeding $25,000,000 is obtained against a Transaction Party and is not set aside, satisfied or appealed (and if appealed, is not required to be paid as a consequence of the lodgement of that appeal) within 21 Business Days, or such later period as each Financier Representative agrees in writing;

(i)	(reduction of capital): without the prior consent of the Majority Financiers (such consent not to be unreasonably withheld or delayed), a Transaction Party:

(i)	reduces its capital (including a purchase of its shares but excluding a Permitted Distribution or a redemption of redeemable shares);

(ii)

passes a resolution to reduce its capital (excluding a Permitted Distribution or a redemption of redeemable shares) or to authorise it to purchase its shares or passes a resolution under chapter 2J of the Corporations Act 2001 or an equivalent provision; or

(iii)	applies to a court to call any such meeting or to sanction any such resolution or reduction;

(j)

(analogous process): anything analogous to anything referred to in paragraphs (f) to (i) inclusive, or which has a substantially similar effect, occurs with respect to any Transaction Party under any law;

(k)	(vitiation of Finance Documents):

(i)	all or any material part of a Finance Document is terminated or is or becomes void, voidable, illegal, invalid, unenforceable or of limited force and effect; or

(ii)	any party becomes entitled to terminate, rescind or avoid all or any material part of a Finance Document;

(l)	(vitiation of other documents):

(i)

all or any material part of a Material Document is terminated or is or becomes void, voidable, illegal, invalid, unenforceable or of limited force and effect and Foxtel does not demonstrate to the satisfaction of the Majority Financiers (acting in good faith) within 10 Business Days that such event will not have a Material Adverse Effect; or

(ii)

unless Foxtel demonstrates to the satisfaction of the Majority Financiers (acting in good faith) within 10 Business Days that such event will not have a Material Adverse Effect, any Transaction Party breaches or is in default under any provision of a Material Document which breach or default gives rise to a right of termination or rescission under the relevant Material Document, and, where the Transaction Party is afforded a cure period under that Material Document in respect of that breach or default, the Transaction Party does not diligently seek to remedy that breach or default, or that breach or default is not remedied within that cure period. The Transaction Party must notify each Financier Representative in writing of the remedy being pursued by it and shall keep each Financier Representative regularly informed of its progress and it shall be an Event of Default if at any time the Transaction Party fails or ceases to diligently pursue that remedy;

(m)

(amendment of constitution): the constitution or other constituent documents of any Transaction Party is amended in a manner which adversely affects any Finance Party without the Majority Financiers’ prior written consent;

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(n)	(Authorisations): an Authorisation which is required or necessary for:

(i)	the performance by any Transaction Party of its obligations under any Material Document;

(ii)	the validity and enforceability of any Material Document; or

(iii)	the conduct of the Business,

is:

(A)	repealed, revoked, terminated or expires; or

(B)	modified or amended,

and such action has had or will have a Material Adverse Effect,

and is not replaced by another equivalent Authorisation acceptable to the Majority Financiers (acting reasonably) prior to that event occurring;

(o)

(material adverse change): any other event or series of events occurs (including a material adverse change in the Business, assets or financial condition of any Transaction Party), which has had or is, in the opinion of the Financier Representatives (acting in good faith), reasonably likely to have a Material Adverse Effect;

(p)	(change of control): without the prior consent of each Financier Representative (excluding any Financier Representative in its capacity as a counterparty under a Swap Agreement):

(i)	News Corp ceases to legally and beneficially own and control (directly or indirectly) at least 50.1% of NXEA; or

(ii)	a Borrower or any other Transaction Party ceases to be a wholly owned Subsidiary of NXEA;

(q)	(compulsory acquisition):

(i)	all or any material part of the assets and undertaking of the NXEA Group is compulsorily acquired by or by order of a Government Agency or under law;

(ii)	a Government Agency orders the sale, vesting or divesting of all or any material part of the assets and undertaking of the NXEA Group; or

(iii)	a Government Agency takes a step for the purpose of any of the above,

in each case, where the value of the assets and undertakings of the NXEA Group concerned exceeds $25,000,000;

(r)

(Subordinated Debt): FS (Australia) I Pty Limited or any other party to a Subordination Deed or the Working Capital Subordination Deed Poll breaches any material representation, warranty or undertaking given by it under a Subordination Deed or the Working Capital Subordination Deed Poll; and

(s)	(Intellectual Property):

(i)	any Transaction Party ceases to own, or to have the right and licence to use, the Intellectual Property; or

(ii)	any person claims or alleges that any Transaction Party is infringing its rights in relation to Intellectual Property,

and such cessation or claim has or is reasonably likely to have a Material Adverse Effect.

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6.2	Effect of Event of Default

(a)	At any time while an Event of Default is continuing, a Financier Representative may, and if so directed in accordance with the relevant Finance Documents must, by notice to Foxtel declare that:

(i)	the Guaranteed Moneys are immediately due and payable to the relevant Finance Parties; or

(ii)	the commitment of the relevant Financiers under the Finance Documents is cancelled,

or make each of the declarations under clauses 6.2(a)(i) and (ii).

(b)	Foxtel must immediately repay the Guaranteed Moneys on receipt of a notice under clause 6.2(a)(i).

7	Financial Calculations

A Financial Ratio will apply on and from the Calculation Date in respect of which it was finally determined until the next Calculation Date.

8	Guarantee

8.1	Guarantee

The Guarantors jointly and severally, unconditionally and irrevocably guarantee to each Indemnified Party the payment of the Guaranteed Moneys due to each Indemnified Party.

8.2	Payment

(a)

If the Guaranteed Moneys are not paid when due, each Guarantor must immediately on demand from the relevant Financier Representative pay to that Financier Representative for the account of its Financiers the Guaranteed Moneys in the same manner and currency as the Guaranteed Moneys are required to be paid.

(b)	A demand under clause 8.2(a) may be made at any time and from time to time.

(c)	If an Ipso Facto Event is continuing, then immediately on demand by a Financier Representative, that Guarantor shall pay the relevant Guaranteed Moneys as if it were the principal obligor.

8.3	Securities for other money

Each Indemnified Party may apply any amounts received by it or recovered under any document or agreement which is a security for any of the Guaranteed Moneys and any other money in the manner it determines in its absolute discretion.

8.4	Amount of Guaranteed Moneys

(a)	This clause 8 applies to any amount which forms part of the Guaranteed Moneys from time to time.

(b)	The obligations of each Guarantor under this clause 8 extend to any increase in the Guaranteed Moneys as a result of:

(i)	any amendment, supplement, renewal or replacement of any Finance Document to which a Transaction Party and any Indemnified Party is a party; or

(ii)	the occurrence of any other thing.

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(c)	Clause 8.4(b):

(i)

applies regardless of whether any Guarantor is aware of or consented to or is given notice of any amendment, supplement, renewal or replacement of any agreement to which a Transaction Party and any Indemnified Party is a party or the occurrence of any other thing; and

(ii)	does not limit the obligations of any Guarantor under this clause 8.

8.5	Proof by Indemnified Parties

In the event of the liquidation of a Transaction Party, each Guarantor irrevocably authorises each Indemnified Party to prove for all money which any Guarantor has paid or is or may be obliged to pay under any Finance Document, any other document or agreement or otherwise in respect of the Guaranteed Moneys.

8.6	Avoidance of payments

(a)	If any payment, conveyance, transfer or other transaction relating to or affecting the Guaranteed Moneys is:

(i)	void, voidable or unenforceable in whole or in part; or

(ii)	claimed to be void, voidable or unenforceable and that claim is upheld, conceded or compromised in whole or in part,

the liability of each Guarantor under this clause 8 and any Power is the same as if:

(iii)	that payment, conveyance, transfer or transaction (or the void, voidable or unenforceable part of it); and

(iv)	any release, settlement or discharge made in reliance on any thing referred to in clause 8.6(a)(iii),

had not been made and each Guarantor must immediately take all action and sign all documents necessary or required by a Financier Representative to restore to each Indemnified Party the benefit of this clause 8.

(b)	Clause 8.6(a) applies whether or not any Indemnified Party knew, or ought to have known, of anything referred to in clause 8.6(a).

8.7	Indemnity for avoidance of Guaranteed Moneys

(a)	If any of the Guaranteed Moneys (or money which would have been Guaranteed Moneys if it had not been irrecoverable) are irrecoverable by any Indemnified Party from:

(i)	any Transaction Party; or

(ii)	a Guarantor on the footing of a guarantee,

the Guarantors jointly and severally, unconditionally and irrevocably, and as a separate and principal obligation:

(iii)	indemnify each Indemnified Party against any Loss suffered, paid or incurred by that Indemnified Party in relation to the non payment of that money; and

(iv)	must pay to the relevant Financier Representative for the account of that Indemnified Party an amount equal to that Loss.

(b)	Clause 8.7(a) applies to the Guaranteed Moneys (or money which would have been Guaranteed Moneys if it had not been irrecoverable) which are or may be irrecoverable irrespective of whether:

(i)	they are or may be irrecoverable because of any event described in clause 8.12;

(ii)	they are or may be irrecoverable because of any other fact or circumstance;

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(iii)	the obligations or liabilities or any of them relating to that money are void or illegal or avoided or otherwise unenforceable; and

(iv)	any matters relating to the Guaranteed Moneys are or should have been within the knowledge of any Indemnified Party.

8.8	No obligation to marshal

An Indemnified Party is not required to marshal or to enforce or apply under or appropriate, recover or exercise:

(a)	any Encumbrance, Guarantee or other document or agreement held, at any time, by or on behalf of that or any other Indemnified Party; or

(b)	any money or asset which that Indemnified Party, at any time, holds or is entitled to receive.

8.9	Non exercise of Guarantors’ rights

A Guarantor must not exercise any rights it may have inconsistent with this clause 8.

8.10	Principal and independent obligation

(a)	This clause 8 is:

(i)	a principal obligation and is not to be treated as ancillary or collateral to any other right or obligation; and

(ii)

independent of and not in substitution for or affected by any other guarantee or security which any Indemnified Party may hold in respect of the Guaranteed Moneys or any obligations of any Transaction Party or any other person.

(b)	This clause 8 is enforceable against a Guarantor:

(i)	whether or not any Indemnified Party has:

(A)

made demand on any Transaction Party (other than any demand specifically required to be given, or notice required to be issued, to a Guarantor under clause 8.2 or any other provision of a Finance Document);

(B)	given notice to any Transaction Party or any other person in respect of any thing; or

(C)	taken any other steps against any Transaction Party or any other person;

(ii)	whether or not any Guaranteed Moneys are then due and payable; and

(iii)	despite the occurrence of any event described in clause 8.12.

8.11	Suspense account

Until the Guaranteed Moneys have been paid in full or each Finance Party has received or recovered money that (after any applicable expenses and exchanges) is sufficient to pay the Guaranteed Moneys in full, each Finance Party may:

(a)

appropriate at its discretion any money received or recovered in respect of the Guaranteed Moneys under this Deed Poll or otherwise, including money received or recovered by way of set-off or as a dividend in liquidation; and

(b)

refrain from applying the money in reduction of the Guaranteed Moneys, and claim against any person (including by proving in any liquidation) in respect of the full amount of the Guaranteed Moneys disregarding the money received or recovered.

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8.12	Unconditional nature of obligations

(a)

This clause 8 and the obligations of each Guarantor under the Finance Documents are not released or discharged or otherwise affected by anything which but for this provision might have that effect, including:

(i)	the grant to any Transaction Party or any other person of any time, waiver, covenant not to sue or other indulgence;

(ii)	the release (including a release as part of any novation) or discharge of any Transaction Party or any other person;

(iii)	the cessation of the obligations, in whole or in part, of any Transaction Party or any other person under any Finance Document or any other document or agreement;

(iv)	the liquidation of any Transaction Party or any other person;

(v)	any arrangement, composition or compromise entered into by any Indemnified Party, any Transaction Party or any other person;

(vi)	any Finance Document or any other document or agreement being in whole or in part illegal, void, voidable, avoided, unenforceable or otherwise of limited force or effect;

(vii)	any extinguishment, failure, loss, release, discharge, abandonment, impairment, compounding, composition or compromise, in whole or in part, of any Finance Document or any other document or agreement;

(viii)	any alteration, amendment, variation, supplement, renewal or replacement of any Finance Document or any other document or agreement;

(ix)	any moratorium or other suspension of any Power;

(x)	any Indemnified Party exercising or enforcing, delaying or refraining from exercising or enforcing, or being not entitled or unable to exercise or enforce any Power;

(xi)	any Indemnified Party obtaining a judgment against any Transaction Party or any other person for the payment of any of the Guaranteed Moneys;

(xii)	any transaction, agreement or arrangement that may take place with any Indemnified Party, any Transaction Party or any other person;

(xiii)	any payment to any Indemnified Party including any payment which at the payment date or at any time after the payment date is in whole or in part illegal, void, voidable, avoided or unenforceable;

(xiv)	any failure to give effective notice to any Transaction Party or any other person of any default under any Finance Document or any other document or agreement;

(xv)	any legal limitation, disability or incapacity of any Transaction Party or of any other person;

(xvi)	any breach of any Finance Document or any other document or agreement;

(xvii)	the acceptance of the repudiation of, or termination of, any Finance Document or any other document or agreement;

(xviii)	any Guaranteed Moneys being irrecoverable for any reason;

(xix)	any disclaimer by any Transaction Party or any other person of any Finance Document or any other document or agreement;

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(xx)	any assignment, novation, assumption or transfer of, or other dealing with, any Powers or any other rights or obligations under any Finance Document or any other document or agreement;

(xxi)	the opening of a new account of any Transaction Party with any Indemnified Party or any transaction on or relating to the new account;

(xxii)	any prejudice (including material prejudice) to any person as a result of:

(A)	any thing done or omitted by any Indemnified Party, any Transaction Party or any other person;

(B)	any failure or neglect by any Indemnified Party or any other person to recover the Guaranteed Moneys from any Transaction Party; or

(C)	any other thing;

(xxiii)	the receipt by any Indemnified Party of any dividend, distribution or other payment in respect of any liquidation;

(xxiv)	the failure of any other Guarantor or any other person who is intended to become a co-surety or co-indemnifier of that Guarantor to execute this agreement or any other document; or

(xxv)	any other act, omission, matter or thing whether negligent or not.

(b)	Clause 8.12(a) applies irrespective of:

(i)	the consent or knowledge or lack of consent or knowledge, of any Indemnified Party, any Transaction Party or any other person of any event described in clause 8.12(a); or

(ii)	any rule of law or equity to the contrary.

8.13	No competition

(a)	Until the Guaranteed Moneys have been fully paid and this clause 8 has been finally discharged, a Guarantor is not entitled to:

(i)	be subrogated to any Indemnified Party;

(ii)	claim or receive the benefit of:

(A)	any Encumbrance, Guarantee or other document or agreement of which any Indemnified Party has the benefit;

(B)	any moneys held by any Indemnified Party; or

(C)	any Power;

(iii)

either directly or indirectly to prove in, claim or receive the benefit of any distribution, dividend or payment arising out of or relating to the liquidation of any Transaction Party liable to pay the Guaranteed Moneys, except in accordance with clause 8.13(b);

(iv)	make a claim or exercise or enforce any right, power or remedy by way of contribution against any Transaction Party liable to pay the Guaranteed Moneys; or

(v)	raise any defence or counterclaim in reduction or discharge of its obligations under this clause 8.

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(b)

If required by any Indemnified Party, a Guarantor must prove in any liquidation of any Transaction Party liable to pay the Guaranteed Moneys for all money owed to the Guarantor in accordance with the Indemnified Party’s instructions.

(c)

All money recovered by a Guarantor in breach of this clause 8.13 from any liquidation or from any Transaction Party liable to pay the Guaranteed Moneys must be promptly paid to the Financier Representatives for the account of their Financiers and only if it does not create or take effect as a security interest for the purposes of the PPSA, until so paid must be received and held in trust by the Guarantor for the Indemnified Parties to the extent of the unsatisfied liability of the Guarantor under this clause 8.

(d)	A Guarantor must not do or seek, attempt or purport to do anything referred to in clause 8.13(a).

8.14	Continuing guarantee

This clause 8 is a continuing obligation of each Guarantor, despite:

(a)	any settlement of account; or

(b)	the occurrence of any other thing,

and remains in full force and effect until all the Guaranteed Moneys have been Finally Paid.

8.15	Variation

This clause 8 extends to cover the Finance Documents as amended, varied or replaced, whether with or without the consent of any one or more of the Guarantors, including any increase in the limit or maximum principal amount available under a Finance Document.

8.16	Judgments

A final judgment obtained against a relevant Transaction Party is conclusive as against each Guarantor.

8.17	Additional Guarantors

Any entity may become a Guarantor by executing a Guarantor Assumption Deed Poll.

8.18	Undertakings concerning Additional Guarantors

Unless otherwise agreed in writing by all Financiers, each Transaction Party undertakes to the Financiers to ensure that each Financier Representative has received the following in form and substance satisfactory to it before an entity becomes an Additional Guarantor:

(a)	(verification certificate) a certificate in relation to that entity given by a director or secretary of that entity substantially in the form of Schedule 6;

(b)	(completed documents) a duly executed Guarantor Assumption Deed Poll;

(c)

(know your customer) evidence of receipt of all “know your customer” documentation which is reasonably required by a Financier Representative to permit each Financier to carry out all necessary “know your customer” or other similar checks under all applicable anti-money laundering laws and regulations; and

(d)	(legal opinion) an opinion of legal advisors to the relevant entity acceptable to the Financier Representatives in each case, (acting reasonably).

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8.19	Release of Guarantors

(a)

Any Guarantor (other than NXEA or any other Borrower) may, upon Foxtel providing at least 30 days written notice to each Financier Representative, cease to be a Guarantor under this Deed Poll provided that:

(i)	no Event of Default or Potential Event of Default subsists as at the proposed date of release of that Guarantor or will occur as a result of the release; and

(ii)	immediately after it ceases to be a Guarantor:

(A)	the Total Assets of the Transaction Parties is not less than 90% of the Total Assets of the NXEA Group calculated as at the most recent Calculation Date; and

(B)	the aggregate contribution of the Transaction Parties to EBITDA of the NXEA Group is not less than 90% of the EBITDA of the NXEA Group for the 12 month period to the most recent Calculation Date.

(b)	Foxtel shall provide such information as is reasonably requested by a Financier Representative in order to satisfy it that paragraph (a) above has been complied with.

(c)	Following the giving of a notice in accordance with paragraph (a), on:

(i)	expiry of the 30 day period referred to in paragraph (a) in respect of a Guarantor in compliance with paragraph (a); and

(ii)	the execution of a Deed of Release,

the Finance Parties release such Guarantor from all its obligations under the Finance Documents.

8.20	Commodity Exchange Act

(a)

The guarantee granted to an Indemnified Party for the payment of the Guaranteed Moneys in this Deed Poll shall exclude any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of the Commodity Exchange Act (7 U.S.C. § 1 et seq.) (USA) (Commodity Exchange Act) (Swap Obligation) if, and to the extent that, all or a portion of the guarantee or security interest granted by such Guarantor of, or the grant by such Guarantor of a guarantee or security interest to secure, such Swap Obligation (or any guarantee or security interest in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the U.S. Commodity Futures Trading Commission (or the application or official interpretation of any of them) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” (as defined in the Commodity Exchange Act and determined after giving effect to clause (b) below and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Guarantors) at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one “swap” (within the meaning of the Commodity Exchange Act) (Swap Contract), such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swap Contracts for which such guarantee or security interest is or becomes illegal or excluded in accordance with the first sentence in this paragraph (a).

(b)

Each Transaction Party that has total assets exceeding US$10,000,000 or that qualifies as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” under Section

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1a(18)(A)(v)(II) of the Commodity Exchange Act (Qualified ECP Guarantor) at the time that a guarantee or a security interest under a Finance Document, in each case, by any Transaction Party that is not then an “eligible contract participant” under the Commodity Exchange Act (Specified Transaction Party), becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Transaction Party with respect to such Swap Obligation as may be needed by such Specified Transaction Party from time to time to honour all of its obligations under the Finance Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can hereby be incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this clause voidable under applicable law relating to fraudulent conveyance and fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this paragraph (b) shall remain in full force and effect until the Guaranteed Moneys have been indefeasibly paid and performed in full. Each Transaction Party intends this paragraph (b) to constitute, and this paragraph (b) shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Transaction Party for all purposes of the Commodity Exchange Act.

9	Increased costs and illegality

9.1	Increased costs

(a)	If a Financier determines that any Change in Law affecting it or any of its holding companies (each a Holding Company) directly or indirectly:

(i)	increases the effective cost to that Financier of performing its obligations under the Finance Documents or funding or maintaining financial accommodation or a commitment under a Finance Document;

(ii)	reduces any amount received or receivable by that Financier under the Finance Documents; or

(iii)	in any other way reduces the effective return to that Financier or any Holding Company under the Finance Documents or the overall return on capital of that Financier or any Holding Company,

(each an Increased Cost), Foxtel must pay to that Financier on demand compensation for the Increased Cost to the extent attributed by that Financier or Holding Company (using the methods it considers appropriate) to that Financier’s obligations under the Finance Documents or the funding or maintenance of financial accommodation or a commitment under a Finance Document.

(b)	A claim under clause 9.1(a):

(i)	must contain reasonable details of the event giving rise to the claim, the amount of the claim and the basis of computation of the claim; and

(ii)	in the absence of manifest error, is sufficient evidence of the amount to which the relevant Financier is entitled under clause 9.1(a) unless the contrary is proved.

(c)

If Foxtel receives a demand from a Financier under clause 9.1(a), Foxtel may, by written notice to the relevant Financier Representative and that Financier on or before the date which is 20 Business Days after the date of that demand, cancel the commitment of that Financier under a Finance Document and prepay the Guaranteed Moneys of that Financier in full.

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(d)

A notice under clause 9.1(c) is irrevocable and Foxtel must, on the date which is 40 Business Days after the date that the notice is given, pay to the relevant Financier the Guaranteed Moneys in respect of the relevant Financier in full.

(e)	Each Financier shall use reasonable endeavours to avoid or minimise an Increased Cost. If requested by Foxtel, a Financier shall:

(i)	negotiate in good faith with Foxtel for 30 days with a view to finding a means to avoid or minimise the Increased Cost; and

(ii)

provided that Foxtel has paid that Financier compensation for the Increased Cost in accordance with this clause 9.1, transfer its participation under the relevant Finance Document, on terms and conditions satisfactory to the relevant Financier Representative and that Financier (acting reasonably), to a person proposed by Foxtel.

9.2	Illegality

(a)

If any Change in Law or other event makes it illegal for a Financier to perform its obligations under the Finance Documents or fund or maintain financial accommodation or a commitment under a Finance Document, that Financier may by notice to Foxtel:

(i)	suspend its obligations under the Finance Documents for the duration of the illegality; or

(ii)

by notice to Foxtel, cancel its commitment under the relevant Finance Documents and require Foxtel to repay the Guaranteed Moneys in respect of that Financier in full on the date which is 40 Business Days after the date on which that Financier gives the notice or any earlier date required by, or to comply with, the applicable law.

(b)

A notice under clause 9.2(a)(ii) is irrevocable and, subject to paragraph (c), Foxtel must, on the repayment date determined under clause 9.2(a)(ii), pay to the relevant Financier the Guaranteed Moneys in respect of that Financier in full.

(c)

If requested by Foxtel, the relevant Financier must transfer its participation under the Finance Documents, on terms and conditions satisfactory to the relevant Financier Representative and that Financier (acting reasonably), to a person proposed by Foxtel.

10	Interest on Overdue Amounts

10.1	Accrual

Except where the relevant Finance Document provides otherwise, interest accrues on each unpaid amount which is due and payable by a Transaction Party under or in respect of any Finance Document (including interest under this clause):

(a)

on a daily basis up to the date of actual payment from (and including) the due date or, in the case of an amount payable by way of reimbursement or indemnity, the date of disbursement or loss, if earlier;

(b)	both before and after judgment (as a separate and independent obligation); and

(c)	at the rate provided in clause 10.3.

10.2	Payment

Each Transaction Party shall pay interest accrued under this clause on demand by the relevant Financier Representative and on the last Business Day of each calendar quarter. That interest is payable in the currency of the unpaid amount on which it accrues.

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10.3	Rate

The rate applicable under this clause is the sum of 2% per annum plus the higher of:

(a)	the rate (if any) applicable to the amount immediately before the due date; and

(b)	the rate agreed in respect of overdue amounts in accordance with the terms of the relevant Finance Document.

Interest is calculated on the basis of a year of 365 days or, where the drawing is in another currency for which such calculation basis is market convention, 360 days.

11	Indemnities

11.1	General indemnity

Foxtel indemnifies each Indemnified Party against any Loss which that Indemnified Party suffers, incurs or is liable for, except to the extent attributable to the fraud, wilful misconduct or gross negligence of that Indemnified Party in respect of any of the following:

(a)

all or a part of any financial accommodation requested by a Transaction Party in accordance with a Finance Document not being made for any reason including any failure by a Transaction Party to fulfil any condition precedent contained in a Finance Document;

(b)	a Finance Party receiving payments of principal before the last day of an applicable Funding Period for any reason;

(c)	the occurrence of any Default;

(d)	an Indemnified Party exercising its Powers consequent upon or arising out of the occurrence of any Default, including in respect of any indemnity given to an administrator by an Indemnified Party; and

(e)	the attempted exercise, exercise or delay in the exercise of any Power.

11.2	Continuing indemnities and evidence of loss

(a)	Each indemnity of a Transaction Party in a Finance Document is a continuing obligation of the Transaction Party, despite:

(i)	any settlement of account; or

(ii)	the occurrence of any other thing,

and remains in full force and effect until the Guaranteed Moneys are fully and finally repaid.

(b)

Each indemnity of a Transaction Party in a Finance Document is an additional, separate and independent obligation of a Transaction Party and no one indemnity limits the general nature of any other indemnity.

(c)	Each indemnity of a Transaction Party in a Finance Document survives the termination of any Finance Document.

(d)	A certificate given by an Officer of an Indemnified Party detailing the amount of any Loss covered by any indemnity in a Finance Document is sufficient evidence unless the contrary is proved.

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12	Tax, costs and expenses

12.1	Tax

(a)

Foxtel must pay any Tax, other than an Excluded Tax, in respect of any Finance Party, which is payable in respect of a Finance Document (including in respect of the execution, delivery, performance, release, discharge, amendment or enforcement of a Finance Document) or any Transaction except any net increase in the total amount of Taxes which is a direct result of an assignment, transfer, sub-participation or similar by a Finance Party and of which that Finance Party or its assignee was aware or ought reasonably to have been aware on the date of the assignment. For this purpose only, an assignment, transfer, sub-participation or similar dealing will be regarded as an assignment.

(b)

Foxtel must pay any fine, penalty or other cost in respect of a failure to pay any Tax described in clause 12.1(a) except to the extent that the fine, penalty or other cost is caused by the failure of the Finance Party to lodge money received from Foxtel before the due date for lodgement within 5 Business Days of receipt.

(c)	Foxtel indemnifies each Finance Party against any amount payable under this clause 12.1.

12.2	Costs and expenses

  Foxtel must pay:

(a)	all costs and expenses of each Indemnified Party in relation to:

(i)	the enforcement, protection or waiver of any rights under any Finance Document; and

(ii)	any enquiry by a Government Agency involving any member of the NXEA Group; and

(b)	all reasonable costs and expenses of each Indemnified Party in relation to:

(i)	the negotiation, preparation, execution and printing of any Finance Document; and

(ii)	the consent or approval of an Indemnified Party given under any Finance Document,

in either case including:

(A)	administration costs of each Indemnified Party in relation to the matters described in clause 12.2(a)(ii); and

(B)	legal costs and expenses and any professional consultant’s fees, on a full indemnity basis.

12.3	GST

(a)	In this clause 12.3:

(i)	GST law has the same meaning as in the GST Act; and

(ii)

words used which have a defined meaning in the GST law have the same meaning as in the GST law and a reference to an input tax credit entitlement of a party includes an input tax credit for an acquisition made by that party but to which another member of the same GST Group is entitled under the GST law.

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(b)	Unless expressly included, the consideration for any supply under or in connection with a Finance Document does not include GST.

(c)

To the extent that any supply under or in connection with a Finance Document is a taxable supply, the consideration for that supply shall be increased by an amount equal to the consideration for the supply multiplied by the rate of GST imposed in respect of the supply. However, in the case of an amount payable under this clause 12.3(c) by a Finance Party, the amount shall not exceed the input tax credit to which that Finance Party is entitled in respect of the GST imposed on the supplier of the relevant supply.

(d)

In the case of an amount payable under clause 12.3(c) by a Finance Party in respect of a supply under a Finance Document, the amount payable by that Finance Party under clause 12.3(c) is due within 7 days of that Finance Party (or a member of the same GST Group as that Finance Party) receiving the benefit of an input tax credit in respect of the supply.

(e)

The Finance Party must issue a Tax Invoice to the recipient of a supply to which clause 12.3(c) applies on or prior to the time for payment of any part of the GST inclusive consideration determined under that clause.

(f)

If a party is entitled under a Finance Document to be reimbursed or indemnified by another party for a cost or expense incurred in connection with a Finance Document, the reimbursement or indemnity payment must not include any GST component of the cost or expense for which an input tax credit may be claimed by the party to be reimbursed or indemnified.

(g)

Foxtel indemnifies and holds each Finance Party harmless against any loss, liability or outgoing (including any penalty, fine or interest) resulting from any failure or omission by Foxtel in complying with its obligations under this clause 12.3 including as a result of any delay, miscalculation or misdirection by Foxtel of an amount payable to, on behalf, or at the direction of that Finance Party.

13	Saving provisions

13.1	No merger of security

(a)	Nothing in any Finance Document, extinguishes, postpones, lessens or otherwise prejudicially affects:

(i)	any Encumbrance or indemnity in favour of any Indemnified Party at any time; or

(ii)	any right, power, authority, discretion or remedy which any Indemnified Party may have against a Transaction Party or any other person at any time.

(b)	No other Encumbrance or Finance Document held by any party in any way prejudicially affects any Power.

13.2	Exclusion of moratorium

  To the extent not excluded by law, a provision of any legislation which directly or indirectly:

(a)	lessens, varies or affects in favour of a Transaction Party any obligations under the Finance Documents; or

(b)	stays, postpones or otherwise prevents or prejudicially affects the exercise by any Indemnified Party of any Power,

is negatived and excluded from the Finance Documents and all relief and protection conferred on a Transaction Party by or under that legislation is also negatived and excluded.

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13.3	Conflict

Where any Power of any Indemnified Party is inconsistent with the powers conferred by applicable law then, to the extent not prohibited by that law, the powers conferred by applicable law are regarded as negatived or varied to the extent of the inconsistency.

13.4	Consents

(a)

Whenever any action by a Transaction Party is dependent on the consent or approval of an Indemnified Party, the Indemnified Party may withhold its consent or approval or give it conditionally or unconditionally in its absolute discretion unless expressly stated otherwise in a Finance Document.

(b)	Any conditions to the consent or approval must be complied with.

13.5	Principal obligations

Each Finance Document is:

(a)	a principal obligation and is not ancillary or collateral to any other Encumbrance (other than another security for stamp duty purposes) or other obligation; and

(b)	independent of, and unaffected by, any other Encumbrance or other obligation which any Indemnified Party may hold at any time in respect of the Guaranteed Moneys.

13.6	No Obligation to marshal

A Finance Party is not required to marshal or to enforce or apply under or appropriate, recover or exercise:

(a)	any Encumbrance or Guarantee or other document or agreement held at any time, by an Indemnified Party; or

(b)	any money or asset which an Indemnified Party at any time, holds or is entitled to receive.

13.7	Non avoidance

If any payment by any Transaction Party to an Indemnified Party is at any time avoided for any reason including any legal limitation, disability or incapacity of or affecting the Transaction Party or any other thing, and whether or not:

(a)	any transaction relating to the Guaranteed Moneys was illegal, void or substantially avoided; or

(b)	any thing was or ought to have been within the knowledge of any party, then:

(c)	that Transaction Party as an additional, separate and independent obligation, indemnifies the Indemnified Party against that avoided payment; and

(d)	each Transaction Party acknowledges that its liability under the Finance Documents and any Power is the same as if that payment had not been made.

13.8	Set off authorised

If a Transaction Party does not pay any amount when due and payable by it to the relevant Financier Representative under a Finance Document, that Financier Representative may while an Event of Default is continuing:

(a)	apply any credit balance in any currency in any account of that Transaction Party with the Financier Representative in or towards satisfaction of that amount; and

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(b)	effect any currency conversion which may be required to make an application under clause 13.8(a).

13.9	Certificates and approvals

(a)

A certificate signed by any Officer of a Financier Representative in relation to any amount, calculation or payment under any Finance Document is sufficient evidence of that amount, calculation or payment unless the contrary is proved.

(b)	Where any provision of a Finance Document requires the approval of an Indemnified Party, that approval will not be effective unless and until it is provided in writing.

13.10	No reliance or other obligations and risk assumption

Each Transaction Party acknowledges and confirms that:

(a)	it has not entered into any Finance Document in reliance on any representation, warranty, promise or statement made by or on behalf of any Indemnified Party;

(b)	in respect of the transactions evidenced by the Finance Documents, no Indemnified Party has any obligations other than those expressly set out in, but subject to, the Finance Documents; and

(c)	in respect of interest rates or exchange rates, no Indemnified Party is liable for:

(i)	any movement in interest rates or exchange rates; or

(ii)	any information, advice or opinion provided by or on behalf of that Indemnified Party, even if:

(A)	provided at the request of a Transaction Party (it being acknowledged by each Transaction Party that such matters are inherently speculative);

(B)	relied on by a Transaction Party; or

(C)	provided incorrectly or negligently.

14	Assignments

(a)	A Transaction Party may only assign or transfer all or any of its rights or obligations under this Deed Poll with the prior written consent of each Financier Representative.

(b)

A Finance Party may assign, transfer or sub-participate all or any of its rights under this Deed Poll in accordance with the provisions set out in a Finance Document as part of a corresponding dealing with its rights under the relevant Finance Document.

15	General

15.1	Notices

(a)	Any notice or other communication including any request, demand, consent or approval, to or by a party to any Finance Document is only effective if it is:

(i)	in legible writing and in English addressed as shown below , signed by or on behalf of the person giving it:

(A)	if to Foxtel:

Address:	5 Thomas Holt Drive

North Ryde NSW 2113

Attention:	Chief General Counsel

Facsimile:	(02) 9813 7606

Email:	general.counsel@foxtel.com.au

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(B)	if to NXEA:

	Address:	5 Thomas Holt Drive

North Ryde NSW 2113

	Attention:	Chief General Counsel

	Facsimile:	(02) 9813 7606

	Email:	general.counsel@foxtel.com.au

(C)	if to an Initial Guarantor, to the address for that Initial Guarantor set out in schedule 1;

(D)	if to an Additional Guarantor, to the address for that Additional Guarantor set out in a Guarantee Assumption Agreement;

(E)	if to a Finance Party, to the address for that Finance Party specified in the Finance Documents to which that Finance Party is a party,

or as specified to the sender by any party by notice;

(ii)	where the sender is a company, signed by an Officer or under the common seal of the sender;

(iii)	given in one of the following ways:

(A)	sent by prepaid mail (by airmail, if the addressee is overseas) or delivered to that person’s address;

(B)	sent by fax to that person’s fax number and the machine from which it is sent produces a report that states that it was sent in full without error;

(C)	given personally;

(D)	sent in electronic form (such as email), and, for the purposes of sub-paragraphs (i) and (ii) above, communications sent by email will be taken to be signed by the named sender of the email; or

(E)	given in any other manner permitted by law;

(b)	Subject to paragraph (c), a notice or other communication that complies with this clause 15.1 is conclusively regarded as being given by the sender and received by the addressee:

(A)	if it is sent by facsimile or delivered, if received:

(1)	by 5.00 pm (local time in the place of receipt) on a Business Day, on that Business Day; or

(2)	after 5.00 pm (local time in the place of receipt) on a Business Day, or on a day that is not a Business Day, on the next Business Day;

(B)

if by post, when it would be delivered in the ordinary course of post, but in any event, not later than 3 Business Days after posting within Australia, or, not later than 7 Business Days after posting to or from a place outside Australia; or

(C)	if given personally, when actually received by that person;

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(D)	if it is sent in electronic form:

(1)	in compliance with the rules established under paragraph (d), at the time specified in those rules; or

(2)

in the absence of those rules, if the time recorded on the device at the place of receipt is before 5.00 pm on a Business Day, that Business Day, or, if the time recorded on the device at the place of receipt is after 5.00 pm on a Business Day, or on a day that is not a Business Day, on the next Business Day, unless the sender received an automated message that the notice, or other communication had not been delivered within 4 hours after the time on the device from which the sender sent the notice or other communication; and

(E)	if it is given in any other manner permitted by law, when actually received by that person, unless a later time of receipt is specified in it.

(c)

Any notice or other communication to be made or delivered to a Financier Representative will be effective only when actually received by it and only if it is expressly marked for the attention of the department or officer specified in the relevant Syndicated Facility Agreement.

(d)

Any notice or other communication under this document or a Syndicated Facility Agreement may be given by means of a secure website access which is restricted to the parties to the Finance Documents (and, where applicable, their financial and legal advisers) established by a Financier Representative or other electronic means in a manner and subject to rules established by the Financier Representative and agreed with Foxtel.

(e)

In this clause 15.1, a reference to an addressee includes a reference to an addressee’s Officers, agents or employees or any person reasonably believed by the sender to be an Officer, agent or employee of the addressee.

15.2	Governing law and jurisdiction

(a)	Each Finance Document is governed by the laws of New South Wales, unless otherwise specified.

(b)	Each Transaction Party irrevocably submits to the non exclusive jurisdiction of the courts of New South Wales.

(c)	Each Transaction Party irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

(d)

Each Transaction Party irrevocably waives any immunity in respect of its obligations under this Deed Poll that it may acquire from the jurisdiction of any court or any legal process for any reason including the service of notice, attachment prior to judgment, attachment in aid of execution or execution.

(e)	A Finance Party may take proceedings in connection with the Finance Documents in any other court with jurisdiction or concurrent proceedings in any number of jurisdictions.

(f)	Without prejudice to any other mode of service allowed under any relevant law, each Transaction Party (other than a Transaction Party incorporated in Australia):

(i)	irrevocably appoints Foxtel as its agent for service of process in relation to any proceedings in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify the relevant Transaction Party of the process will not invalidate the proceedings concerned.

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15.3	Prohibition and enforceability

(a)

Any provision of, or the application of any provision of, any Finance Document or any Power which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

(b)

Any provision of, or the application of any provision of, any Finance Document which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

15.4	Waivers

(a)	Waiver of any right arising from a breach of any Finance Document or of any Power arising upon default under any Finance Document must be in writing and signed by the party granting the waiver.

(b)	A failure or delay in exercise, or partial exercise, of:

(i)	a right arising from a breach of a Finance Document;

(ii)	a Power created or arising upon default under a Finance Document,

does not result in, and may not be relied upon as, a waiver of that right, discretion or Power.

(c)

A party is not entitled to rely on a delay in the exercise or non exercise of a right, discretion or Power arising from a breach of a Finance Document or on a default under a Finance Document as constituting a waiver of that right or Power.

(d)	A party may not rely on any conduct of another party as a defence to exercise of a right, discretion or Power by that other party.

(e)	This clause may not itself be waived except by writing.

15.5	Variation

(a)

Unless specified in this Deed Poll that a matter may be agreed in writing by the Majority Financiers, this Deed Poll may only be amended, replaced, novated or restated by a document executed by, or with the written consent of, all Financier Representatives and Transaction Parties (as at the date of the proposed amendment).

(b)	A variation of any term of any Finance Document must be in writing and signed by the parties to that Finance Document.

(c)	A Financier Representative may sign a variation of any term of any Finance Document under clause 15.5(b) on behalf of its Financiers if it is permitted to do so under the relevant Finance Documents.

15.6	Cumulative rights

The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of any Finance Party.

15.7	Counterparts

(a)	Each Finance Document may be executed in any number of counterparts.

(b)	All counterparts of any Finance Document, taken together, constitute one instrument.

(c)	A party may execute a Finance Document by signing any counterpart.

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15.8	Attorneys

Each attorney executing this Deed Poll states that he or she has no notice of revocation or suspension of his or her power of attorney.

15.9	U.S. Patriot Act

Each Finance Party hereby notifies each Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) )) (the PATRIOT Act), it is required to obtain, verify and record information that identifies the Transaction Parties, which information includes the name and address of each Transaction Party and other information that will allow such Finance Party to identify such Transaction Party in accordance with the PATRIOT Act.

15.10	No Fiduciary Relationship

Each Transaction Party agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, such Transaction Party and its Related Body Corporates, on the one hand, and the Finance Parties, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Finance Parties and no such duty will be deemed to have arisen in connection with any such transactions or communications. Each Finance Party may have economic interests that conflict with those of the Transaction Parties, their shareholders and/or their Related Body Corporates.

15.11	Sanctions

(a)

Each Borrower has implemented and maintains in effect policies and procedures reasonably designed to achieve compliance by it, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

(b)

Each Borrower and its Subsidiaries, and, to the knowledge of each Borrower, their respective directors, officers and employees, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.

(c)

None of any Borrower, any Subsidiary or, to the knowledge of any Borrower, any of their respective directors, officers or employees, that will act in any capacity in connection with or benefit from a credit or other borrowing facility made available to it under that Finance Document, is a Sanctioned Person.

(d)

No Borrower will request any drawing under a credit or other borrowing facility made available to it under that Finance Document or use, or authorise any of its Subsidiaries or its or their respective directors, officers, employees or agents to use, the proceeds of any such drawing:

(i)	for the purpose of offering, paying, promising to pay, or authorising the payment or giving of money, or anything else of value, to any person in violation of any Anti-Corruption Laws;

(ii)

for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, business or transaction would be prohibited by Sanctions applicable to the relevant Borrower or any such Subsidiary; or

(iii)	in any manner that the relevant Borrower knows after reasonable inquiry to be likely to result in the violation of any Sanctions applicable to any party hereto.

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(e)	For the purpose of this clause 15.11:

Anti-Corruption Laws means all laws, rules, and regulations of any jurisdiction applicable to any Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

Sanctioned Country means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the Effective Date, Crimea, Cuba, Iran, North Korea, Sudan and Syria).

Sanctioned Person means, at any time, (a) any person listed in any Sanctions-related list of designated persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, by the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom, the Australian Department of Foreign Affairs and Trade or other relevant sanctions authority, (b) any person operating, organised or resident in a Sanctioned Country or (c) any person a Borrower knows after reasonable inquiry to be owned or controlled by any such person or persons described in the foregoing clauses (a) or (b).

Sanctions means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom, the Australian Department of Foreign Affairs and Trade or other relevant sanctions authority.

(f)

The representations and warranties given under clause 15.11(a), (b) and (c) are repeated in favour of each Financier with reference to the facts and circumstances then subsisting on each date on which any financial accommodation is made available or rolled over by that Financier under that Financier’s Finance Documents.

15.12	Acknowledgement regarding any Supported QFCs

To the extent that the Finance Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support, QFC Credit Support and each such QFC a Supported QFC), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the U.S. Special Resolution Regimes) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Finance Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States or any other jurisdiction).

(a)

In the event a Covered Entity that is party to a Supported QFC (each, a Covered Party) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Entity will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Entity or

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a BHC Act Affiliate of a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Finance Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Right could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Finance Documents were governed by the laws of the United States or a state of the United States. Without limiting the foregoing, it is understood and agreed that rights and remedies with respect to a defaulting lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)	For the purpose of this clause 15.12:

BHC Act Affiliate of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

Covered Entity means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

Default Right has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. § § 252.81, 47.2 or 382.1, as applicable.

QFC has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 C.F.R. § 5390(c)(8)(D).

16	Confidentiality

16.1	Confidentiality

Subject to clause 16.2, no party shall disclose any unpublished information or documents supplied by any party in connection with the Finance Documents which are specifically indicated by the relevant party to be confidential and are not in the public domain.

16.2	Permitted disclosure

A party may disclose any confidential information or documents:

(a)	in enforcing a Finance Document, in a proceeding arising out of or in connection with a Finance Document;

(b)	if required under a binding order of a Government Agency or any procedure for discovery in any proceedings;

(c)

if required under any law or any administrative guideline, directive, request or policy whether or not having the force of law and, if not having the force of law, with which responsible banks or financial institutions similarly situated would normally comply (except that this paragraph does not require a Finance Party to disclose any information of the kind referred to in section 275(1) of the PPSA other than where required due to the operation of section 275(7) of the PPSA);

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(d)

as required or permitted by any Finance Document (including the provision of information the Finance Party considers appropriate to any proposed assignee, transferee or person to whom the Finance Party enters into a sub-participation permitted by clause 14(b) and the relevant Finance Documents) or for the purposes of credit insurance arrangements in connection with the Finance Documents;

(e)	to any ratings agency where disclosure is made on the basis that the recipient will keep the information confidential;

(f)	to its legal advisers, auditors and its consultants where disclosure is made on the basis that the recipient will keep the information confidential;

(g)

to any stock exchange, provided that a party may not disclose information relating to pricing, margin or fees concerning the financial accommodation without the prior written consent of each other party;

(h)

to the Shareholders and its Related Bodies Corporate and their legal advisers, auditors and consultants where disclosure is made on the basis that the recipient will keep the information confidential; or

(i)	with the prior written consent of the relevant party.

16.3	Survival of obligation

This clause survives the termination of this Deed Poll but will cease to apply in relation to a Finance Party on and from the third anniversary of the final repayment date or termination date (however described) under its Finance Documents.

17	PPSA

(a)

If the Finance Documents (or a transaction in connection with them) operates as, or gives rise to, a security interest for the purposes of the PPSA, the Transaction Parties will do anything (such as obtaining consents, signing and producing documents, getting documents completed and signed and supplying information, and procuring any related party to do any of those things) which a Financier Representative reasonably asks and is reasonably necessary for the purposes of:

(i)	ensuring that the security interest is enforceable, perfected or otherwise effective;

(ii)

enabling that Financier Representative to apply for any registration, or give any notification, in connection with the security interest so that the security interest has the priority intended by the Finance Parties at the date of the relevant Finance Document; or

(iii)	enabling that Financier Representative to exercise rights in connection with its security interest.

(b)

No party may disclose information of the kind referred to in section 275(1) of the PPSA (except that a Finance Party may do so where required due to the operation of section 275(7) of the PPSA or in accordance with another provision of a Finance Document), and a Transaction Party must not authorise the disclosure of such information.

18	Determination of Majority Financiers

(a)

Subject to paragraph (d), if, at any time a Transaction Party requests the approval, consent, agreement, determination or other decision of the Majority Financiers as referred to in this Deed Poll, Foxtel must, in the documentation requesting such decision from the Majority Financiers (or together with it) provide each Financier Representative with a list of all Financiers at that time and each of those Financiers’ Commitments.

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(b)

Each Financier which responds to the relevant request must confirm in writing (directly or through its Financier Representative) the amount of its Commitment and its decision in relation to the relevant matter.

(c)

Foxtel will notify each Financier Representative whether any decision made by the Majority Financiers is in favour of the relevant request, together with a copy of all written responses received in accordance with paragraph (b).

(d)

Despite anything else in the Finance Documents, only the affected Financiers or its Financier Representative (in accordance with the relevant Finance Documents) may waive or give any other indulgence, extension or concession in relation to an Event of Default for the purposes of a Finance Document to which it is a party.

19	Disenfranchisement for certain Debt Purchase Transactions

(a)	For so long as any Borrower Affiliate beneficially owns a Commitment or is a party to a Debt Purchase Transaction:

(i)

that Commitment or Debt Purchase Transaction is taken to be zero for the purpose of determining who are the Majority Financiers for any approval, consent, waiver, amendment or other matter requiring a vote, instruction or direction by Financiers under this Deed Poll; and

(ii)

that Borrower Affiliate and any other person with whom it has entered into a Debt Purchase Transaction will be taken not to be a Financier for the purposes of determining who are the Majority Financiers or instructing its Financier Representative (if any) (unless, in the case of that other person, it is a Financier in respect of another Commitment).

(b)

Each Financier must promptly notify its Financier Representative (if any) in writing if it knowingly enters into a Debt Purchase Transaction with a Borrower Affiliate, together with the amount of Commitment to which the Debt Purchase Transaction relates.

(c)	Each Financier that is a Borrower Affiliate agrees that (unless its Financier Representative, if any, otherwise agrees):

(i)

it is not entitled to receive the agenda or any minutes of, nor to attend or participate in, any meeting or conference call to which all Financiers or the Majority Financiers are invited to attend or participate in; and

(ii)	it is not entitled to receive any report or other document prepared at the request of, or on the instructions of, the Financier Representative or one or more of the Financiers.

(d)	In this clause:

(i)	Borrower Affiliate means:

(A)	a Transaction Party and each member of the NXEA Consolidated Group;

(B)	a Related Body Corporate of any person described in paragraph (A) above;

(C)	any entity, or the trustee of any trust or fund, which is managed or controlled by any person described in paragraph (A) or (B) above; and

(D)	any partnership of which any person described in paragraph (A) or (B) above is a partner.

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(ii)	Debt Purchase Transaction means, in relation to a person, a transaction where that person:

(A)	purchases by way of assignment or transfer; or

(B)	enters into any sub-participation (or any agreement or arrangement having an economic substantially similar effect as a sub-participation) in respect of,

any Commitment.

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Schedule 1

Guarantors

Name	ABN/ACN/ARBN	Address and Notice details
The Foxtel Partnership		Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

The Foxtel Television		Address:	5 Thomas Holt Drive,
Partnership			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Artson System Pty Ltd	054 001 759	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Austar Entertainment Pty	068 104 530	Address:	5 Thomas Holt Drive,
Limited			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Austar Satellite Pty Ltd	080 269 030	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Austar Satellite Ventures	082 617 829	Address:	5 Thomas Holt Drive,
Pty Ltd			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Austar Services Pty Ltd	068 521 880	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Austar United Broadband	089 048 439	Address:	5 Thomas Holt Drive,
Pty Ltd			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

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Austar United Communications Pty Limited	087 695 707	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113
		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Austar United Holdco1 Pty	093 217 513	Address:	5 Thomas Holt Drive,
Ltd			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Austar United Holdings Pty	146 562 263	Address:	5 Thomas Holt Drive,
Limited			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Austar United Mobility Pty	093 217 522	Address:	5 Thomas Holt Drive,
Ltd			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Binni Pty Limited	004 092 648	Address:	Level 5, 2 Holt Street
Surry Hills NSW 2010

		Attention:	Company Secretary

		Facsimile:	(02) 9288 3275

Century United Programming Ventures Pty Limited	069 957 759	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113
		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Chippawa Pty. Ltd.	068 943 635	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Continental Century Pay	059 914 840	Address:	5 Thomas Holt Drive,
TV Pty Limited			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

CTV Pty. Ltd.	064 416 128	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Customer Services Pty	76 069 272 117	Address:	5 Thomas Holt Drive,
Limited			North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

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Dovevale Pty. Ltd.	068 943 591	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

eisa Finance Pty Limited	086 005 585	Address:	5 Thomas Holt Drive,

North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Foxtel Australia Pty Limited	151 691 753	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Foxtel Cable Television Pty Limited	45 069 008 797	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Foxtel Finance Pty Limited	151 691 897	Address:	5 Thomas Holt Drive,

North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Foxtel Holdings Pty Limited	151 690 327	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Foxtel Management Pty Limited in its own capacity and as Foxtel Agent and as agent for the Foxtel Television Partnership	65 068 671 938	Address: Attention: Facsimile:	5 Thomas Holt Drive, North Ryde NSW 2113 Chief Operating Officer (02) 9813 7606

Foxtel Media Pty Limited	72 069 279 027	Address:	Level 9 400 George Street SYDNEY NSW 2000

		Attention:	Head of Media

		Facsimile:	(02) 9223 4851

Fox Sports Australia Pty Limited	065 445 418	Address:	Level 5, 2 Holt Street
Surry Hills NSW 2010

		Attention:	Company Secretary

		Facsimile:	(02) 9288 3275

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Fox Sports Streamco Pty Limited	616 999 243	Address:	Level 5, 2 Holt Street Surry Hills NSW 2010

		Attention:	Company Secretary

		Facsimile:	(02) 9288 3275

Fox Sports Venues Pty Limited	110 803 944	Address:	Level 5, 2 Holt Street Surry Hills NSW 2010

		Attention:	Company Secretary

		Facsimile:	(02) 9288 3275

Ilona Investments Pty. Ltd.	068 943 626	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Jacolyn Pty. Ltd.	064 744 869	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Kidillia Pty. Ltd.	068 943 608	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

LGI Bidco Pty Limited	151 767 449	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

LGI Investments 1 Pty Limited	151 765 007	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

LGI Investments 2 Pty Limited	151 767 421	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Minorite Pty. Ltd.	068 943 484	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

NXE Australia Pty Limited	ACN 625 190 990	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

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Presto Entertainment Pty Limited	91 069 619 307	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Presto TV Pty Limited	56 602 519 700	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Saturn (NZ) Holding Company Pty Ltd	088 052 000	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Selectra Pty. Ltd.	065 367 526	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Sky Cable Pty Limited	14 069 799 640	Address:	Level 5, 2 Holt Street Surry Hills NSW 2010

		Attention:	Company Secretary

		Facsimile:	(02) 9288 3275

Sport by Numbers Pty Limited	065 420 046	Address:	Level 5, 2 Holt Street Surry Hills NSW 2010

		Attention:	Company Secretary

		Facsimile:	(02) 9288 3275

Streamotion Pty Ltd	97 072 725 289	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

STV Pty. Ltd.	065 312 450	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

The Country Music Channel Pty Limited	075 911 554	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

The Weather Channel Australia Pty Ltd	084 205 587	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

MSPS 506823722v11 205151388 15.11.2019	page 63

Common Terms Deed Poll

UAP Australia Programming Pty Ltd	083 851 807	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Vinatech Pty. Ltd.	065 366 314	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Windytide Pty. Ltd.	068 943 546	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Wollongong Microwave Pty Ltd	065 146 321	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

XYZnetworks Pty Limited	066 812 119	Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Century Programming Ventures Corp.		Address:	5 Thomas Holt Drive, North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

MSPS 506823722v11 205151388 15.11.2019	page 64

Common Terms Deed Poll

Schedule 2

Form of Finance Party Nomination Letter

To: [Financier]/[Financier Representative]

Date: [*]

Dear Sirs

Finance Party Nomination Letter – Common Terms Deed Poll dated [*] given by NXE Australia Pty Limited, Foxtel Management Pty Limited and the other Initial Guarantors listed in schedule 1 to that document (the Common Terms Deed Poll) in favour of the Finance Parties.

Terms defined in the Common Terms Deed Poll have the same meaning when used in this letter. This is a Finance Party Nomination Letter for the purposes of the Common Terms Deed Poll.

We nominate:

(a)	the following person[/s] as a Financier for the purposes of the Common Terms Deed Poll:

[*];

(b)	the following person as a Financier Representative for the purposes of the Common Terms Deed Poll:

[*];

(c)	the following document[/s] as Finance Document[/s] for the purposes of the Common Terms Deed Poll:

[*]; and

(d)	the following document as a Syndicated Facility Agreement for the purposes of the Common Terms Deed Poll:

[*].

For and on behalf of:

……………………………

Foxtel Management Pty Limited

MSPS 506823722v11 205151388 15.11.2019	page 65

Common Terms Deed Poll

Schedule 3

Group Structure Diagram

MSPS 506823722v11 205151388 15.11.2019	page 66

NXEA Group – Structure (11.03.2019)

I hereby certify that this is a true copy of the original document as sighted by me.

Signature /s/ Lynette Ireland

Name Lynette Ireland

Solicitor of the State of New South Wales

Date 23/10/19

NXE Australia Pty Limited (ACN 625 190 990)
100%
Fox Sports Australia Pty Limited (ACN 065 445 418)
News Pty Limited (ACN 007 871 178)
Nova Entertainment Pty Ltd (ACN 093 553 989)
100%
Foxtel Media Pty Limited (ACN 069 279 027)
100%
Foxtel Media US, LLC (Delaware)
20%
40%
20%
Scaleup MediaFund Pty Limited (ACN 613 593 089)
20%
Network Ten Pty Limited (ACN 052 515 250)
100%
Binni Pty Limited (ACN 004 092 648)
Sky Cable Pty Limited (ACN 069 799 640)
Fox Sports Venues Pty Limited (ACN 110 803 944)
Sport by Numbers Pty Limited (ACN 065 420 046)
Fox Sports Streamco Pty Limited (ACN 616 999 243)
Fox Sports Australia B.V. (Netherlands Entity No.1420.00.270)
FOXTEL Management acts as agent for the FOXTEL Partnership and the FOXTEL Television Partnership
50%
FOXTEL Partnership
50%
FOXTEL Television Partnership
20% (50% economic interest)
FOXTEL Cable Television Pty Limited (ACN 069 008 797)
80% (50% economic interest)
Customer Services Pty Limited (ACN 069 272 117)
FOXTEL Management Pty Limited (ACN 068 671 938)
FOXTEL Management Pty Limited holds all shares non-beneficially, on behalf of the FOXTEL Partnership
Streamotion Pty Limited (ACN 072 725 289)
FOXTEL Holdings Pty Limited (ACN 151 690 327)
Presto Entertainment Pty Limited (ACN 069 619 307)
Presto TV Pty Limited (ACN 602 519 700)
FOXTEL Australia Pty Limited (ACN 151 691 753)
FOXTEL Finance Pty Limited (ACN 151 691 897)
LGI Investments 1 Pty Limited (ACN 151 765 007)
LGI Investments 2 Pty Limited (ACN 151 767 421)
Austar United Communications Pty Limited (ACN 087 695 707)
49.99% (4,999 ord)
25% (2,500 ord)
Multi Channel Network Pty Ltd (ACN 077 436 974)
25% (2,500 ord)
LGI Bidco Pty Limited (ACN 151 767 449)
Austar United Holdings Pty Limited (ACN 146 562 263)
STV Pty. Ltd. (ACN 065 312 450)
Chippawa Pty. Ltd. (ACN 068 943 635)
Windytide Pty. Ltd. (ACN 068 943 546)
100% (2 ord, 9 red pref)
Selectra Pty. Ltd. (ACN 065 367 526)
Kidillia Pty. Ltd. (ACN 068 943 608)
Dovevale Pty. Ltd. (ACN 068 943 591)
Wollongong Microwave Pty Ltd (ACN 065 146 321)
CTV Pty. Ltd. (ACN 064 416 128)
Ilona Investments Pty. Ltd. (ACN 068 943 626)
Jacolyn Pty. Ltd. (ACN 064 744 869)
100% (2 ord, 9 red pref)
Vinatech Pty. Ltd. (ACN 065 386 314)
Minorite Pty. Ltd. (ACN 068 943 484)
Austar United Mobility Pty Ltd (ACN 093 217 522)
Austar United Broadband Pty Ltd (ACN 089 048 439)
Elsa Finance Pty Limited (ACN 086 005 585)
Artson System Pty Ltd (ACN 054 001 759)
Austar Entertainment Pty Limited (ACN 068 104 530)
Austar Services Pty Ltd (ACN 068 521 860)
Austar United Holdco1 Pty Ltd (ACN 093 217 513)
Continental Century Pay TV Pty Limited (ACN 059 914 840)
UAP Australia Programming Pty Ltd (ACN 083 851 807)
Saturn (NZ) Holding Company Pty Ltd (ACN 088 052 000)
Century Programming Ventures Corp. (Nevada)
Optus Vision Pty Limited
33.3%
Main Event Television Pty Ltd (ACN 083 297 634)
50%
Century United Programming Ventures Pty Limited (ACN 069 957 759)
Austar Satellite Ventures Pty Ltd (ACN 082 617 829)
XYZnetworks Pty Limited (ACN 066 812 119)
Nickelodeon entities
35%
Nickelodeon Australia Management Pty Limited (ACN 071 493 340)
65%
Nickelodeon Australia (ABN 99 627 643 021) (Partnership)
The Country Music Channel Pty Limited (ACN 075 911 554)
The Weather Channel Australia Pty Ltd (ACN 084 205 587)
81% (81 ord)
19% (19 ord + 21,004,103 red pref)
Austar Satellite Pty Ltd (ACN 080 269 030)

Schedule 4

Compliance Certificate

Clause 5.1(c)

To:        [*] (Financier Representative)

Compliance Certificate as at [Date]

I refer to the common terms deed poll (Common Terms Deed Poll) dated [*] 2012 given by NXE Australia Pty Limited (NXEA), Foxtel Management Pty Limited (Foxtel) and each party listed in schedule 1 to that document.

A term defined in the Common Terms Deed Poll has the same meaning when used in this Compliance Certificate.

We certify on behalf of NXEA as follows, as at [insert date]:

(a)

EBITDA in relation to [insert period] was $[insert EBITDA] and the information and calculations which we used in order to determine EBITDA for the purposes of this Compliance Certificate are set out below:

[insert details of figures and calculations];

(b)

Interest Service for [insert period] was $[insert Interest Service] and the information and calculations which we used in order to determine Interest Service for the purposes of this Compliance Certificate are set out below:

[insert details of figures and calculations];

(c)	Net Debt on that date was $[insert Net Debt] and the information and calculations which we used in order to determine Net Debt for the purposes of this Compliance Certificate are set out below:

[insert details of figures and calculations];

(d)	Cash on that date was $[insert Cash];

(e)

[The Transaction Parties are [insert names of Transaction Parties]. Their aggregate contribution to Total Assets of the NXEA Group is [insert %] and to EBITDA of the NXEA Group is [insert %] and the information and calculations which we used in order to determine our compliance with clause 5.14(b) of the Common Terms Deed Poll for the purposes of this Compliance Certificate are set out below:

[insert details of figures and calculations]];

and, based on (a) to (c) above:

(1)	the Interest Cover Ratio in relation to [insert period] was [insert Interest Cover Ratio] which ratio [does/ does not] complies with the provisions of clause 5.12(a) of the Common Terms Deed Poll; and

(2)

the Net Debt to EBITDA Ratio in relation to the 12 month period ending on that date was [insert Net Debt to EBITDA Ratio] which ratio [does/does not] comply with the provisions of clause 5.12(b) of the Common Terms Deed Poll.

Following are details of the foreign exchange and interest rate hedging profiles that the Transaction Parties currently have in place: [insert details].

We represent and warrant that no Default is continuing except as follows: [                 ][, and we have taken/propose the following remedial action [insert action]];

MSPS 506823722v11 205151388 15.11.2019	page 67

Common Terms Deed Poll

[We acknowledge that disclosure of exceptions to compliance will not prejudice any Finance Party’s rights under the Common Terms Deed Poll or any Finance Document, including clauses relating to conditions precedent under a Finance Document and clause 6 of the Common Terms Deed Poll, or affect the operation of clause 4.2(b) of the Common Terms Deed Poll.]

Date: [insert date]

  Signed for and on behalf of NXE Australia

  Pty Limited by:

Director	Chief Financial Officer
Name (please print)	Name (please print)

Note: To be signed by 2 Directors or a Director and the chief financial officer of NXEA.

MSPS 506823722v11 205151388 15.11.2019	page 68

Common Terms Deed Poll

Schedule 5

Form of Guarantor Assumption Deed Poll

Deed Poll

Additional Guarantor	[Insert name and ABN/ACN/Reg. No etc]

of: [insert address]

Fax no:

Attention:

Common terms deed poll (Common Terms Deed Poll) dated [*] 2012 given by NXE Australia Pty Limited (NXEA), Foxtel Management Pty Limited (Foxtel) and each other party listed in schedule 1 to that document.

BY THIS DEED POLL the Additional Guarantor described above, for the benefit of the Finance Parties referred to in the Common Terms Deed Poll described above:

(a)	irrevocably agrees that from the date of this deed poll it is a Guarantor under the Common Terms Deed Poll;

(b)	irrevocably agrees to comply with and be bound by all current and future obligations of a Guarantor and a Transaction Party under the Common Terms Deed Poll and any other Finance Document;

(c)	gives, as at the date of this deed poll, all representations and warranties on the part of a Guarantor or a Transaction Party contained in the Common Terms Deed Poll;

(d)

acknowledges having received a copy of and approved the Common Terms Deed Poll together with all other Finance Documents and other documents and information it requires in connection with the Common Terms Deed Poll before signing this deed poll; and

(e)	acknowledges receiving valuable consideration for signing this deed poll.

Clauses 1 (Definitions and Interpretation) and 15.2 (Governing law and jurisdiction) of the Common Terms Deed Poll described above apply to this deed poll as if they were fully set out in this deed poll.

For the purposes of the Finance Documents, the address for correspondence of the Additional Guarantor is the address set out below:

[*]

This deed poll is governed by the laws of New South Wales.

MSPS 506823722v11 205151388 15.11.2019	page 69

Common Terms Deed Poll

DATED [Insert Date]

EXECUTED as a deed poll

[If the Additional Guarantor is signing under a Power of Attorney] [each attorney executing this deed poll states that he or she has no notice of revocation or suspension of his or her power of attorney.]

[Insert execution clause for Additional Guarantor]

MSPS 506823722v11 205151388 15.11.2019	page 70

Common Terms Deed Poll

Schedule 6

Form of Additional Guarantor Verification Certificate

Verification Certificate

NOTE:  To be signed by a secretary or director of the Transaction Party.

To:        [*] (Financier Representative)

I am [a director/the company secretary] of [*] (the Company).

I refer to the common terms deed poll (Common Terms Deed Poll) dated [*] 2012 given by NXEA Australia Pty Limited (NXEA), Foxtel Management Pty Limited (Foxtel) and each other party listed in schedule 1 to that document.

Definitions in the Common Terms Deed Poll apply in this Certificate.

Attached are complete copies of the following, which as at the date of this Certificate are in full force and effect and have not been revoked, suspended or amended.

(a)	[if applicable] A power of attorney (the Power of Attorney) under which the Company executed the Guarantor Assumption Deed Poll.

(b)

Extracts of minutes of a meeting of directors of the Company authorising the execution by the Company of the Guarantor Assumption Deed Poll and the Power of Attorney and containing resolutions that the entry into the Guarantor Assumption Deed Poll is in the best interests of the Company.

(c)	Up to date constitutional documents for the Company.

  [Company Secretary/Director]

MSPS 506823722v11 205151388 15.11.2019	page 71

Common Terms Deed Poll

Schedule 7

Form of Deed of Release

Deed of Release

Parties:	The Retiring Guarantor and Continuing Guarantors, as described below

Retiring Guarantor:	[Insert name and ABN/ACN etc]

Continuing Guarantors:	Foxtel Management Pty Limited (Foxtel) in its own capacity on behalf of itself and each other Guarantor named in the schedule below in accordance with clause 2.3(a) of the Common Terms Deed Poll.

Common Terms Deed Poll:	The common terms deed poll dated [*] 2012 given by NXE Australia Pty Limited, Foxtel and each other party listed in schedule 1 to that document

The Retiring Guarantor described above is released from all liability under the Common Terms Deed Poll with effect from [Insert date or “the date of this deed poll”].

Each Continuing Guarantor consents to this release and agrees that nothing in this deed poll affects its obligations to any Financier or a Financier’s rights in respect of the Continuing Guarantors under a Finance Document.

Clauses 1 (Definitions and Interpretation), 15.2 (Governing law and jurisdiction) and 15.7 (Counterparts) of the Common Terms Deed Poll described above apply to this deed poll as if they were fully set out in this deed poll.

This deed poll is governed by the laws of New South Wales.

MSPS 506823722v11 205151388 15.11.2019	page 72

Common Terms Deed Poll

Schedule

[Insert list of Continuing Guarantors]

DATED [Insert Date]

EXECUTED as a deed poll

[If the Retiring Guarantor is signing under a Power of Attorney] [each attorney executing this Deed states that he or she has no notice of revocation or suspension of his or her power of attorney.]

[Insert execution clauses for (1) [NXE Australia Pty Limited ]on behalf of itself and each Continuing Guarantor and (2) the Retiring Guarantor]

MSPS 506823722v11 205151388 15.11.2019	page 73

Common Terms Deed Poll

Executed and delivered as a Deed Poll

Each attorney executing this Deed Poll states that he or she has no notice of revocation or suspension of his or her power of attorney.

MSPS 506823722v11 205151388 15.11.2019	page 74

Deed of Amendment

Executed and delivered as a Deed Poll

Each attorney executing this Deed Poll states that he has no notice of revocation or suspension of his power of attorney.

Foxtel

Signed Sealed and Delivered for Foxtel Management Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Guarantors

Signed Sealed and Delivered for Artson System Pty Ltd by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

MSPS 506863372v4 205151388 15.11.2019	Page 13

Deed of Amendment

Signed Sealed and Delivered for Austar Entertainment Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Austar Satellite Pty Ltd by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Austar Satellite Ventures Pty Ltd by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

MSPS 506863372v4 205151388 15.11.2019	Page 14

Deed of Amendment

Signed Sealed and Delivered for Austar Services Pty Ltd by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Austar United Broadband Pty Ltd by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Austar United Communications Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

MSPS 506863372v4 205151388 15.11.2019	Page 15

Deed of Amendment

Signed Sealed and Delivered for Austar United Holdco1 Pty Ltd by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Austar United Holdings Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Austar United Mobility Pty Ltd by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

MSPS 506863372v4 205151388 15.11.2019	Page 16

Deed of Amendment

Signed Sealed and Delivered for Century United Programming Ventures Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Chippawa Pty. Ltd. by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Continental Century Pay TV Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

MSPS 506863372v4 205151388 15.11.2019	Page 17

Deed of Amendment

Signed Sealed and Delivered for CTV Pty. Ltd. by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Customer Services Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Dovevale Pty. Ltd. by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

MSPS 506863372v4 205151388 15.11.2019	Page 18

Deed of Amendment

Signed Sealed and Delivered for eisa Finance Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Foxtel Australia Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Foxtel Cable Television Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

MSPS 506863372v4 205151388 15.11.2019	Page 19

Deed of Amendment

Signed Sealed and Delivered for Foxtel Finance Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Foxtel Holdings Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Foxtel Management Pty Limited in its own capacity and as Foxtel Agent and as agent for the Foxtel Television Partnership by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

MSPS 506863372v4 205151388 15.11.2019	Page 20

Deed of Amendment

Signed Sealed and Delivered for Foxtel Media Pty Limited its own capacity and as a Partner in the Foxtel Partnership and the Foxtel Television Partnership by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Ilona Investments Pty. Ltd. by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Jacolyn Pty. Ltd. by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

MSPS 506863372v4 205151388 15.11.2019	Page 21

Deed of Amendment

Signed Sealed and Delivered for Kidillia Pty. Ltd . by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for LGI Bidco Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for LGI Investments 1 Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

MSPS 506863372v4 205151388 15.11.2019	Page 22

Deed of Amendment

Signed Sealed and Delivered for LGI Investments 2 Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Minorite Pty. Ltd. by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Presto Entertainment Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

MSPS 506863372v4 205151388 15.11.2019	Page 23

Deed of Amendment

Signed Sealed and Delivered for Presto TV Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

MSPS 506863372v4 205151388 15.11.2019	Page 24

Deed of Amendment

Signed Sealed and Delivered for Saturn (NZ) Holding Company Pty Ltd by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Selectra Pty. Ltd. by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Sky Cable Pty Limited in its own capacity and as a Partner in the Foxtel Partnership and the Foxtel Television Partnership by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

MSPS 506863372v4 205151388 15.11.2019	Page 25

Deed of Amendment

Signed Sealed and Delivered for Streamotion Pty Ltd by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for STV Pty. Ltd. by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for The Country Music Channel Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

MSPS 506863372v4 205151388 15.11.2019	Page 26

Deed of Amendment

Signed Sealed and Delivered for The Weather Channel Australia Pty Ltd by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for UAP Australia Programming Pty Ltd by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Vinatech Pty. Ltd. by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

MSPS 506863372v4 205151388 15.11.2019	Page 27

Deed of Amendment

Signed Sealed and Delivered for Windytide Pty. Ltd. by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Wollongong Microwave Pty Ltd by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for XYZnetworks Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

MSPS 506863372v4 205151388 15.11.2019	Page 28

Deed of Amendment

Signed Sealed and Delivered by Century Programming Ventures Corp. in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Signature of Authorised Signatory

Print Name	Name of Authorised Signatory

MSPS 506863372v4 205151388 15.11.2019	Page 29